As filed with the Securities and Exchange Commission on April 21, 1999
                                                                FILE No. 33-7734
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 17


                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:

                             JPF SEPARATE ACCOUNT A


B. Name of depositor:

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


C. Complete address of depositor's principal executive offices:

                               One Granite Place
                               Concord, NH 03301

D. Name and complete address of agent for service:

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation

                               One Granite Place
                               Concord, NH 03301

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                               Jorden, Burt, Boros, Ciochetti,
Jefferson Pilot Financial Insurance Company         Berenson & Johnson LLP
          One Granite Place                   1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                 Washington, D.C. 20007-0805

                               ------------------

     It is proposed that this filing will become effective (check appropriate box)

     [X] immediately upon filing pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on (date) pursuant to paragraph (a)(i) of rule (485)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

F. Proposed maximum aggregate offering prices to the public of the securities being registered:

     Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G. Amount of filing Fee:


     An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 1998 on February 26, 1999.


H. Approximate date of proposed public offering:

     As soon as practicable after the effective date.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                            Prospectus: May 1, 1999

                                  Ensemble II

                            JPF Separate Account A

                Flexible Premium Variable Life Insurance Policy

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
        One Granite Place, Concord, New Hampshire 03301   800-258-3648
--------------------------------------------------------------------------------

This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("We" or "JP" "Financial" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, Partial Surrenders, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate Your Net Premiums to JPF Separate Account A ("Separate Account A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest We determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, You may reinstate it.

The Policy has a free look period during which You may return the Policy. We will refund Your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account A. Each Division invests exclusively in one of the following
Portfolios:



JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Global Hard Assets Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio
JPVF Growth and Income Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Equity Income Portfolio
Fidelity VIP II Contrafund Portfolio
Fidelity VIP II Index 500 Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Strategic Bond Fund/VA Oppenheimer Bond Fund/VA
Templeton International Fund


Not all Divisions may be available under all Policies or in all jurisdictions. The current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios may be obtained by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT A REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------


                                                     Page
                                                    -----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    7
 Charges Deducted Upon Surrender ..................    8
ALLOCATION OF PREMIUMS ............................    9
 The Portfolios ...................................    9
 Investment Advisers for the Funds ................   11
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   11
 Fund Additions, Deletions or
  Substitutions ...................................   11
 General Account ..................................   12
POLICY CHOICES ....................................   13
 General ..........................................   13
 Premium Payments .................................   13
 Death Benefit Options ............................   14
 Transfers and Allocations to Funding
  Options .........................................   15
 Telephone Transfers, Loans and
  Reallocations ...................................   15
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   15
POLICY VALUES .....................................   16
 Accumulation Value ...............................   16
 Unit Value .......................................   17
 Net Investment Factor ............................   17
 Surrender Value ..................................   17
POLICY RIGHTS .....................................   18
 Surrenders .......................................   18
 Withdrawals ......................................   18
 Grace Period .....................................   18
 Reinstatement of a Lapsed Policy .................   18
 Right to Defer Payment ...........................   19
 Policy Loans .....................................   19

                                                    Page
                                                    -----
 Policy Changes ...................................   20
 Right of Policy Examination ......................   21
 Supplemental Benefits ............................   21
DEATH BENEFIT .....................................   22
POLICY SETTLEMENT .................................   22
 Settlement Options ...............................   22
THE COMPANY .......................................   23
DIRECTORS & OFFICERS ..............................   24
ADDITIONAL INFORMATION ............................   25
 Reports to Policyowners ..........................   25
 Right to Instruct Voting of Fund Shares ..........   25
 Disregard of Voting Instructions .................   26
 State Regulation .................................   26
 Legal Matters ....................................   26
 The Registration Statement .......................   26
 Financial Statements .............................   26
 Employee Benefit Plans ...........................   26
 Distribution of the Policy .......................   27
 Independent Auditors .............................   27
 Year 2000 ........................................   27
 Group or Sponsored Arrangements ..................   28
TAX MATTERS .......................................   28
 General ..........................................   28
 Federal Tax Status of the Company ................   28
 Life Insurance Qualification .....................   28
 Charges for JP Financial Income Taxes ............   31
MISCELLANEOUS POLICY PROVISIONS ...................   31
 The Policy .......................................   31
 Payment of Benefits ..............................   32
 Suicide and Incontestability .....................   32
 Protection of Proceeds ...........................   32
 Nonparticipation .................................   32
 Changes in Owner and Beneficiary;
  Assignment ......................................   32
 Misstatements ....................................   33
ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND DEATH
 BENEFITS .........................................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ..........................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .................................  F-19


--------------------------------------------------------------------------------
 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.


Age: The Insured's age at his/her nearest birthdays.


Allocation Date: The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is 25 days from the date the Company mails the Policy to the agent for delivery to the Policyowner. However, if the insured is in a substandard risk class, the Allocation Date will be the date the Company receives from You all administrative items needed to activate the Policy.


Attained Age: The age of the Insured at the last Policy Anniversary.

Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with the Company. If no Beneficiary survives the Insured, You or Your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.


Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.

Cost of Insurance: A charge related to the Company's expected mortality cost for Your basic insurance coverage under the Policy, not including any supplemental benefit provision that You may elect through a Policy rider.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at the Company's home office.

Death Benefit: The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: Either of the two methods for determining the Death Benefit.

Division: A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.


Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.


General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless a sufficient payment is received by the Company.

Home Office: The Company's principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Insured: The person on whose life the Policy is issued.


Issue Age: The Age of the Insured on the Policy's Issue Date.

Issue Date: The effective date on which coverage begins under the Policy.


Loan Value: Generally, 90% of the Policy's Cash Value on the date of a loan.

Minimum Initial Premium: The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

Monthly Anniversary Date: The same day in each month as the Policy Date.


Net Premium: The gross premium less a 2.5% State Premium Tax Charge.


Policy: The life insurance contract described in this Prospectus.

Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.


Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.

Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to the Company.

SEC: Securities and Exchange Commission.

Separate Account A: JPF Separate Account A, a separate investment account established by the Company for the purpose of funding the Policy.


Specified Amount: The amount chosen by the Policyowner at application, which may subsequently be increased or decreased, and used in determining the Death Benefit.


State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.


Surrender Charge: An amount retained by the Company upon the Surrender of the Policy, or a Withdrawal.


Surrender Value: Cash Value less any Policy Debt.


Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.


Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, the Company will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

We, Our, Us, Company: Jefferson Pilot Financial Insurance Company, its successors or assigns.

You, Your: Policyowner.


policy summary
--------------------------------------------------------------------------------

The Policy described in this Prospectus is a flexible premium variable life insurance policy. The Policy is intended to provide life insurance and pay a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender of the Policy or death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.


As described within, charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender.

You must purchase Your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications and any riders constitute the entire contract.


At the time of application, You must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders We make available.

The proceeds payable upon the death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the

Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.


Although the Policy is designed to allow flexible premiums, You must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age, underwriting class and Specified Amount must be paid at issue. No premium payment may be less than $25. Premium reminder notices will be sent for Planned Premiums and for premiums required to continue the Policy in force. Should Your Policy lapse, it may be reinstated.


You may allocate Your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest We determine. The effective rate of interest will not be less than 4.5% per year.


the separate account
--------------------------------------------------------------------------------

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or Our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


Divisions. The Policy presently offers twenty-one Divisions but may add or delete Divisions. You may invest in a total of 17 Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

[arrow right] CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges


Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, We will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed) unless otherwise required by state law (2.35% in California). We may impose the premium tax charge in states which do not themselves impose a premium tax. The state premium tax charge reimburses the Company for taxes it pays to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We have determined that the state tax charges are reasonable in relation to Our tax liability, but subject to state law, We reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase Our tax liability.


[arrow right] CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE


Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.


Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, We will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

ii) a Monthly Administrative Fee of $6, which may not be increased.

Cost of Insurance. The Cost of Insurance charge is related to Our expected mortality cost for Your basic insurance coverage under the Policy, not including any supplemental benefit provisions You may elect through a Policy rider.

The Cost of Insurance charge equals (i)multiplied by the result of (ii) minus
(iii) where

(i) is the current Cost of Insurance Rate as described in the Policy;

(ii) is the death benefit at the beginning of the policy month divided by
1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

(iii) is the Accumulation Value at the beginning of the policy month.

If the corridor percent applies, it will be reflected in the Death Benefit used in the calculation.


The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, You should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on Our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.


We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy

Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is .000375;

(ii) is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

See "Policy Loans" for a description of Type B loans.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

Charges for Optional Benefits. If You elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


[arrow right] CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

Risk Charge


We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at a current annual rate of .90% of the value of the Division to compensate Us for mortality and expense risks We assume in connection with the Policy. The mortality risk assumed by the Company is that the Insured may live for a shorter period of time than estimated and that the Company will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.


The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, We reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers or Withdrawal

We will impose an Administrative Fee of $25 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. An Administrative Fee of $25 will also be charged for withdrawals.


[arrow right] CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.


Jefferson Pilot Variable Fund

                                   World Growth Stock,
                                   Global Hard Assets,
                                     Small Company,
    Average Daily        Money     Growth and Income,      Capital
     Net Assets         Market        and Balanced         Growth
--------------------   --------   --------------------   ----------
First $200 million     .50%                .75%            1.00%
Next $1.1 billion      .45%                .70%             .95%
Over $1.3 billion      .40%                .65%             .90%

    Average Daily       Emerging        High Yield       International
     Net Assets          Growth      Bond and Growth        Equity
--------------------   ----------   -----------------   --------------
First $200 million         .80%           .75%              1.00%
Next $1.1 billion          .75%           .75%              1.00%
Over $1.3 billion          .70%           .75%              1.00%

The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                Sub-Investment Manager Fees
                       ----------------------------------------------
                                    Templeton     Van Eck      Lord
                         Janus        World        Global     Abbett
    Average Daily       Capital       Growth        Hard       Small
     Net Assets          Growth       Stock        Assets     Company
--------------------   ---------   -----------   ---------   --------
First $200 million     .70%          .50%          .50%        .50%
Next $1.1 billion      .65%          .45%          .45%        .45%
Over $1.3 billion      .60%          .40%          .40%        .40%

                       Warburg      MFS       MFS      MFS
                       Growth    Emerging    Money     High     Janus
     Net Assets       & Income    Growth    Market    Yield    Balanced
-------------------- ---------- ---------- -------- --------- ---------
First $100 million       .50%       .40%      .30%      .40%      .55%
Next $100 million        .50%       .40%      .30%      .40%      .50%
Next $200 million        .50%       .40%      .25%      .40%      .50%
Over $400 million        .50%       .40%      .25%      .40%      .50%

                                  Lombard Odier
                       Strong     International
     Net Assets        Growth        Equity
-------------------   --------   --------------
First $25 million       .60%           .50%
Next $75 million        .50%           .50%
Next $50 million        .40%           .50%
Over $150 million       .30%           .50%


Templeton International Fund: Class 1.


                                  Total
Management         Other          Annual
   Fee            Expenses       Expenses
----------        --------       --------
   .69%             .17%           .86%


Fidelity VIP and VIP II

                                                 Total
                    Management       Other       Annual
Fidelity VIP            Fee        Expenses     Expenses
----------------   ------------   ----------   ---------
Equity Income           .49%          .08%     .57%
Growth                  .59%          .07%     .66%

Fidelity VIP II
----------------
Contrafund              .59%          .07%     .66%
Index 500               .24%          .04%     .28%


MFS Research Series and MFS Utilities Series:

0.75% of average daily net assets.


Oppenheimer Bond Fund/VA

0.74% of average daily net assets.

Oppenheimer Strategic Bond Fund/VA

0.80% of average daily net assets.

Certain of the unaffiliated Portfolio advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund). These reimbursements are paid out of the investment advisory fees and are not charged to the Portfolios.

For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)-258-3648 x 7719.


[arrow right] CHARGES DEDUCTED UPON SURRENDER


If You surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, We will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in Your Policy and will be in compliance with each state's nonforfeiture law.


The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. It is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premiums" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the Policy has been in force, as follows:

  Policy Year     Surrender Factor
--------------   -----------------
      1-5               .30
       6                .25
       7                .20
       8                .15
       9                .10
      10                .05
11 and after             0


We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

 (1) is A times B divided by C, where:
        A is the amount of the increase in the Specified Amount;
        B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and
        C is the Specified Amount in effect after the increase in the Specified Amount.

 (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

The surrender factor depends on the length of time the increase has been in force, as follows:

 Increase Year     Surrender Factor
---------------   -----------------
      1-5                .15
       6                 .125
       7                 .10
       8                 .075
       9                 .05
       10                .025
 11 and after             0

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net Withdrawal by the Cash Value and multiplying the result by the amount of the Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn, unless the Withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by Us on the assets attributable to that Division. Although We currently make no charge, we reserve the right to charge You an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

allocation of premiums
--------------------------------------------------------------------------------

You may allocate all or a part of Your Net Premiums to the Divisions currently available under Your Policy or You may allocate all or a part of Your Net Premiums to the General Account.

[arrow right] THE PORTFOLIOS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with Your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios You may elect to 17 over the lifetime of the Policy or to increase the total number of Portfolios You may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to Your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

[diamond] JPVF International Equity Portfolio seeks long-term capital appreciation through investments in securities whose primary trading markets are outside the United States.

[diamond] JPVF World Growth Stock Portfolio seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

[diamond] JPVF Global Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.

[diamond] JPVF Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.


[diamond] JPVF Capital Growth Portfolio seeks capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.


[diamond] JPVF Small Company Portfolio seeks to achieve growth of capital. The
          Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.


[diamond] JPVF Growth Portfolio seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.


[diamond] JPVF Growth and Income Portfolio seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.

[diamond] JPVF Balanced Portfolio seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

[diamond] JPVF High Yield Bond Portfolio seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities.

[diamond] JPVF Money Market Portfolio seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

[diamond] Fidelity Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

[diamond] Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

[diamond] Fidelity Investments' Variable Insurance Products Fund II--Contrafund
          Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.

[diamond] Fidelity Variable Insurance Products Fund II--Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

[diamond] MFS Variable Insurance Trust--Research Series seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.


[diamond] MFS Variable Insurance Trust--Utilities Series seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

[diamond] Oppenheimer Variable Account Funds--Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Portfolio intends to invest principally in: (i) foreign government and corporate debt securities,
          (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

[diamond] Oppenheimer Variable Account Funds--Bond Fund/VA primarily seeks a high level of current income from investment in high yield, fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Portfolio seeks capital growth when consistent with its primary objective.


[diamond] Templeton Variable Product Series Fund--Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

          Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

[arrow right] INVESTMENT ADVISERS FOR EACH OF THE FUNDS:


Jefferson Pilot Variable Fund, Inc. ("JPVF") The investment manager to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with nine unaffiliated companies to act as sub-investment managers to the Funds. They are:

[diamond] JPVF International Equity Portfolio: Lombard Odier International
          Portfolio Management Limited ("Lombard Odier")

[diamond] JPVF World Growth Stock Portfolio: Templeton Global Advisors Limited
          ("Templeton")

[diamond] JPVF Global Hard Assets Portfolio: Van Eck Associates Corporation
          ("Van Eck")

[diamond] JPVF Emerging Growth Portfolio: Massachusetts Financial Services
          Company ("MFS")

[diamond] JPVF Capital Growth Portfolio: Janus Capital Corporation ("Janus")

[diamond] JPVF Small Company Portfolio: Lord, Abbett & Co. ("Lord Abbett")

[diamond] JPVF Growth Portfolio: Strong Capital Management, Inc. ("Strong")

[diamond] JPVF Growth and Income Portfolio: Warburg Pincus Asset Management,
          Inc. ("Warburg")

[diamond] JPVF Balanced Portfolio: Janus

[diamond] JPVF High Yield Bond: MFS

[diamond] JPVF Money Market Portfolio: MFS

Fidelity Variable Insurance Products Fund - Fidelity Management and Research Company ("FMR")


Fidelity Variable Insurance Products Fund II - FMR

MFS Variable Insurance Trust - Massachusetts Financial Services Company ("MFS")


Oppenheimer Variable Account Funds - OppenheimerFunds, Inc. ("Oppenheimer")

Templeton Variable Products Series Fund - Templeton Investment Counsel, Inc. ("TICI")


[arrow right] MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/
Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


[arrow right] FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

The Company reserves the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. The Company may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in the Company's view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;


(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;


(c) to transfer assets from one Division to another, or from any Division to our general account;


(d) to add, combine, or remove Divisions in the Separate Account;


(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and



(f) to change the way We assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.


Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

[arrow right] GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. The Company guarantees a minimum interest rate of 4.5% on amounts in the General Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the General Account Value.

The General Account is secured by the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the General Account in those assets chosen by the Company, as allowed by applicable law. Investment income of such General Account assets will be allocated by the Company between itself and those policies participating in the General Account.


The Company guarantees that, at any time, the General Account Value of Your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.


If You do not accept the Policy issued as applied for or you exercise Your "free look" option, no interest will be credited and We will retain any interest earned on the Initial Net Premium.

policy choices
--------------------------------------------------------------------


[arrow right] GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide the Policyowner with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable to a named beneficiary or contingent beneficiary. You are not required to pay scheduled premiums to keep the Policy in force and You may, subject to certain limitations, vary the frequency and amount of premium payments. You may also adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount.


To purchase a Policy, You must complete an application and submit it to Us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application or premium or contest a Policy for any good reason.


The minimum Specified Amount at issue is $25,000. We reserve the right to revise Our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


[arrow right] PREMIUM PAYMENTS


The Policy is a flexible premium life insurance policy. This means that You may decide when to make premium payments and in what amounts. You must pay your premiums to Us at our home office or through one of Our authorized agents for forwarding to Us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, Your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each policy year. No payment may be less than $25. In order to help You get the insurance benefits You desire, We will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on Your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that Your Policy will remain in force. (See "Policy Lapse")

Premiums paid in excess of the Planned Periodic Premium or an increase in Your Planned Periodic Premium may cause the Policy to be classified as a "Modified Endowment Contract" for federal income tax purposes. If at any time We receive a premium payment which would result in Your Policy being deemed a modified endowment contract, We will refund the premium to You with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, We do not refund the excess premium within 60 days after the end of such year, We will hold the excess premium in a separate deposit fund and credit it with interest until We refund it to You. We may also notify You of other options available to You to keep Your Policy in compliance. (See--"Tax Matters").


Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules place limits on premiums and on the relationship between the Death Benefit and the Accumulation Value. If You pay a premium which would result in total premiums exceeding the current maximum premium limitations, We will refund to You any premium in excess of that amount and We will accept no further premium payments until allowed by the current maximum premium limitations required by the Code.

Under limited circumstances, we may backdate a Policy, upon request, by assigning an Issue Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that You can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, You must pay the premium for the period between the

Issue Date and the date the application is received at the Home Office. Backdating of Your Policy will not affect the date on which Your premium payments are credited to the Separate Account.

We will allocate premium payments, net of the premium tax charge and Federal DAC tax, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with Your directions to Us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as You instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in Our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change Your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with Us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after You notify Us. We will send You confirmation of the change. (See "Transfers and Allocations to Funding Options")


[arrow right] DEATH BENEFIT OPTIONS

At the time of purchase, You must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option You choose.

Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit will be the current Specified Amount plus the Accumulation Value on the date of death.


The corridor percentage depends upon the Insured's attained age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

  Attained       Corridor      Attained      Corridor      Attained      Corridor      Attained      Corridor
     Age        Percentage        Age       Percentage        Age       Percentage        Age       Percentage
------------   ------------   ----------   ------------   ----------   ------------   ----------   -----------
40 & below          250%         52             171%         64             122%         91            104%
     41             243          53             164          65             120          92            103
     42             236          54             157          66             119          93            102
     43             229          55             150          67             118          94            101
     44             222          56             146          68             117          95            100
     45             215          57             142          69             116
     46             209          58             138          70             115
     47             203          59             134          71             113
     48             197          60             130          72             111
     49             191          61             128          73             109
     50             185          62             126          74             107
     51             178          63             124         75-90           105

Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

After We issue the Policy, You may, subject to certain restrictions, change the Death Benefit selection by sending Us a request in writing. If you change rom Option 1 to Option 2, or vice versa, by sending Us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

[arrow right] TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, We will impose a transfer charge of the lesser of $25 or 10% of the amount transferred, which We will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless You specify otherwise. We will not impose a Transfer Charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While You are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if You choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if You choose to decrease the Specified Amount, make additional premium payments, or We credit a higher interest rate than that guaranteed for the General Account or charge a lower cost of insurance rate than those guaranteed in the Policy.


We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.

We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when We determine that such transfers will be detrimental to the Portfolios, Policyowners or You.


[arrow right] TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS


You, Your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, You must complete a written telephone transfer authorization form and return it to Us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, the Company will not execute the transfer and You will be notified.

We may also permit loans to be made by telephone, provided that Your authorization form is on file with Us. Only You may request loans by telephone.


We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which We reasonably believe to be genuine will be Your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, You will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.


[arrow right] AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO
              REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but You must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, We will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, You should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, You should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.


policy values
--------------------------------------------------------------------------------


[arrow right] ACCUMULATION VALUE

The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.


On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for Your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus

(ii) any Net Premium We receive during the current Valuation Period which is allocated to the Division, plus

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Divisions.


[arrow right] UNIT VALUES

We credit Units to You upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which You have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to Your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.


[arrow right] NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.


[arrow right] SURRENDER VALUE


The Surrender Value of the Policy is the amount You can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)
policy rights
--------------------------------------------------------------------------------


[arrow right] SURRENDERS


By Written Request, You may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which We agree and that We make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


[arrow right] WITHDRAWALS

By Written Request, You may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which You withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount You withdraw cannot exceed the Cash Value less any Policy Debt. We will also deduct a pro rata Surrender Charge unless the withdrawal is combined with a request to maintain or increase the Specified Amount.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

[diamond] The Policy's Cash Value will be reduced by the amount of the withdrawal;

[diamond] The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

[diamond] Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, We will not allow a withdrawal if the Specified Amount will be reduced below the $10,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, We will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)


[arrow right] GRACE PERIOD


If Your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, Your Policy will go into lapse pending. We will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months.


Written notice will be mailed to Your last known address, according to Our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.


[arrow right] REINSTATEMENT OF A LAPSED POLICY


If the Policy terminates as provided in its Grace Period, it may be reinstated. To reinstate the Policy, the following conditions must be met:


[diamond] The Policy has not been fully surrendered.

[diamond] You must apply for reinstatement within 5 years after the date of termination.


[diamond] We must receive evidence of insurability, satisfactory to Us, that the Insured is insurable at the original rating class.


[diamond] The premium payment You make must be sufficient, after deduction of the premium tax charge, to cover the monthly deductions for three policy months after the einstatement date.

[diamond] If a loan was outstanding at the time of lapse, We will require that either You repay or reinstate the loan before We reinstate the Policy.

[diamond] Supplemental Benefits will be reinstated only with Our consent. (See
          Grace Period and Premium Payments)


[arrow right] RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after Our receipt of Your Written Request. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, We may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due Us.


[arrow right] POLICY LOANS

We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount You can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow You to make loans by telephone if You have filed a proper telephone authorization form with Us. So long as Your Policy is in force and an Insured is living, You may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and We will transfer Separate Account Value as You have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

In the future, We may charge lower interest rates on policy loans. If the loan interest rate is ever less than

8%, We can increase the rate once each policy year by a maximum of 1%. We will notify You and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.


If Policy Debt exceeds Cash Value, We will notify You and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, You may be taxed on the total appreciation under the Policy. However, You may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".


You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, We will apply payments received from you as follows: We will apply premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, as premium unless You specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If You have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, We will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.


An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, You may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if You repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.


[arrow right] POLICY CHANGES

You may make changes to Your Policy, as described below, by submitting a Written Request to Our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to You once the change is completed.

Increase or Decrease in Specified Amount


You may increase the Specified Amount at any time after the Policy has been issued or You may decrease the Specified Amount after the first Policy Year, so long as You are under attained age 80, and You send Us a written request along with the Policy. However:


[diamond] Any increase or decrease must be at least $25,000

[diamond] Any increase or decrease will affect Your cost of insurance charge

[diamond] Any increase or decrease may affect the monthly deduction adjustment

[diamond] Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

[diamond] Any increase will require a supplemental application and satisfactory evidence of insurability

[diamond] Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request


[diamond] Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application


[diamond] Any decrease may result in federal tax implications under DEFRA/TAMRA
          (See "Federal Tax Matters")

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

[diamond] The change will take effect on the Monthly Deduction Day on or next following the date on which Your Written Request is received.

[diamond] There will be no change in the Surrender Charge.

[diamond] Evidence of insurability may be required.


[diamond] Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to Us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

[diamond] Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.


(See Surrender Charge and Right of Policy Examination)


[arrow right] RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which You may examine the Policy. If for any reason You are dissatisfied, You may return the Policy to Us at Our Home Office or to Our representative within 10 days of delivery of the Policy to You (or within a different period if required by State law), within 45 days of the date You signed the application for insurance, or with 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to You within seven days all payments We received on the Policy. Prior to the Allocation Date, We will hold the initial Net Premium in Our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


[arrow right] SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

[diamond] Children's Term Insurance Rider - provides increments of level term insurance on the Insured's children, subject to the terms in the rider.

[diamond] Guaranteed Insurability Rider - provides that the Insured can purchase additional insurance at certain future dates, or increase the Specified Amount, without evidence of insurability, subject to the terms of the rider.

[diamond] Accidental Death Benefit Rider - provides additional insurance if the
          Insured's death results from an accident, as defined in the rider.

[diamond] Guaranteed Death Benefit Rider - guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

[diamond] Waiver of Specified Premium Rider - provides for payment by Us of a specified monthly premium into the Policy while You are disabled, as defined in the rider.

[diamond] Waiver of Premium Disability Rider - provides for waiver of monthly deductions while You are totally disabled, as defined in the rider.

[diamond] Exchange of Insured Rider - allows You to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

[diamond] Terminal Illness Accelerated Benefit Rider - provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

[diamond] Extension of Maturity Date Rider - allows You to extend the original
          Maturity Date of the Policy subject to the terms of the rider.

[diamond] Other Insured Term Rider - provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

[diamond] Primary Insured Term Rider - provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

[diamond] Automatic Increase Rider - allows for scheduled annual increases in Specified Amount subject to the terms of the rider.

These riders may not be available in all states.


Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in Your Policy.

death benefit
--------------------------------------------------------------------------------

The Death Benefit under the Policy will be paid in a lump sum unless You or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Insured's death, unless You have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as We may choose to make available in the future.

If the Policy is assigned as collateral security, We will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")


policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.

A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If no Settlement Option has been elected by You when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

[arrow right] SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

Option D--Interest. We will pay interest on the proceeds We hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.


Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds We hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.


Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, We will resume the payment on that date. The payment will then continue for the lifetime of the payee.

If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

An option may be made only if proceeds are $25,000 or more. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.


the company
--------------------------------------------------------------------------------


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire and is now a New Hampshire life insurance company. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.

At December 31, 1998, the Company and its subsidiaries had total assets of $5,335,079,000 and had over $68 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $24 billion.


The Company writes individual life insurance and annuities. It is subject to New Hampshire laws governing insurance.


The Company is currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

directors and officers
--------------------------------------------------------------------

                          MANAGEMENT OF JP FINANCIAL
               Executive Officers and Directors of JP Financial

                                   Directors

                               Principal Occupation and
Name                           Business Address
------------------------------ -------------------------------------------------------------
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer and Treasurer of Jefferson-Pilot Corporation and
                               Executive Vice President, Chief Financial Officer and
                               Treasurer of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson Pilot-
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
E. Jay Yelton ................ Executive Vice President
                               (also serves as Executive Vice President of Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401

                   Executive Officers (Other Than Directors)

Name                               Position
----                               --------
Charles C. Cornelio .............. Executive Vice President
Leslie L. Durland ................ Executive Vice President
John D. Hopkins .................. Executive Vice President, General Counsel
Reggie D. Adamson ................ Senior Vice President
Ronald R. Angarella .............. Senior Vice President
John C. Ingram ................... Senior Vice President
Hal B. Phillips, Jr. ............. Senior Vice President, Chief Life Actuary
Richard T. Stange ................ Senior Vice President, Deputy General Counsel
Paul J. Strong ................... Senior Vice President
John W. Wells .................... Senior Vice President
James R. Abernathy ............... Vice President
Margaret O. Cain ................. Vice President
Rebecca M. Clark ................. Vice President
Richard C. Dielensnyder .......... Vice President
Kenneth S. Dwyer ................. Vice President

Name                                   Position
----                                   --------
Ronald H. Emery ....................   Vice President
Donald M. Kane .....................   Vice President
Patrick A. Lang ....................   Vice President
Shari J. Lease .....................   Vice President
Donna L. Metcalf ...................   Vice President
Thomas E. Murphy, Jr. M.D. .........   Vice President and Medical Director
Robert A. Reed .....................   Vice President, Secretary
James M. Sandelli ..................   Vice President
Russell C. Simpson .................   Vice President and Treasurer
William A. Spencer .................   Vice President
Francis A. Sutherland, Jr. .........   Vice President
John A. Thomas .....................   Vice President
John A. Weston .....................   Vice President

The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.


additional information
--------------------------------------------------------------------------------


[arrow right] REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, We will send You an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

 1. policy issue;

 2. receipt of premium payments;

 3. initial allocation among Divisions on the Allocation Date;

 4. transfers among Divisions;

 5. change of premium allocation;

 6. change between Death Benefit Option 1 and Option 2;

 7. increases or decreases in Specified Amount;

 8. withdrawals, surrenders or loans;

 9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.


[arrow right] RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, We will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares You have a right to vote will be determined as of a record date established by the Fund. The number of votes that You are entitled to direct with respect to a Fund will be determined by dividing Your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit Your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result We determine that We are permitted to vote the shares of the Fund in our right, We may elect to do so.

We will vote Fund shares for which We do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which We receive for all Policies participating in each Fund through the Separate Account. We reserve the right to vote any or all such shares at Our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.



[arrow right] DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, We may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if We reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if We determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that We do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.


[arrow right] STATE REGULATION

Jefferson Pilot Financial Insurance Company is governed under the laws of the state of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account A and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

We will offer the Policy for sale in all jurisdictions where We are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.


[arrow right] LEGAL MATTERS

We know or no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by Our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as Our Special Counsel with regard to the federal securities laws.


[arrow right] THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.


[arrow right] FINANCIAL STATEMENTS
Our financial statements which are included in the Prospectus should be considered only as bearing on Our ability to meet Our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


Our most current audited financial statements are those as of December 31, 1998.


There has been no material adverse change in Our financial position since the dates of the audited financial statements.


[arrow right] EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

[arrow right] DISTRIBUTION OF THE POLICY


Jefferson Pilot Variable Corporation (JPVC) a North Carolina corporation on January 13, 1970 will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.



[arrow right] INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors for the Separate Account and Ernst & Young LLP, 100 North Greene Street, Greensboro, North Carolina, are the independent auditors for the Company. The services provided to the Separate Account include primarily the examinations of the Separate Account's financial statements and the review of the filing made with the SEC.


[arrow right] YEAR 2000

The year 2000 issue relates to the way computer systems and programs define calendar dates. By using only two digit dates, they could fail or make miscalculations due to the inability to distinguish between dates in the 1900's and in the 2000's. The potential problem also exists in some systems and equipment not typically thought of as "computer-related" (referred to as "non-IT") which contain hardware or software that must handle dates.

In 1995, Our parent, Jefferson-Pilot Corporation (the "Company"), began work on a project to ensure the Year 2000 compliance of all systems, non-IT embedded software equipment, and all Company key vendors and service providers. The target completion date for the project is September 30, 1999.

The Company has completed the assessment and strategy phases for mainframe applications, operating systems and hardware. The Company's new business and policyholder administration systems and the general ledger are on the mainframe. Currently, the majority of all mainframe systems have been tested to confirm that their performance will not be affected by dates extending after 1999 and are compliant. With respect to significant policyholder systems, the majority of the testing has been completed. For other mainframe systems the project is on schedule.

For the majority of its non-IT related systems and equipment, the Company has been advised by vendors that systems and equipment are currently Year 2000 compliant. The Company is obtaining written documentation regarding compliance. Completion for non-IT systems and equipment is scheduled for September 1999.

The most significant category of key business partners is financial institutions. Their critical functions include safeguarding and managing investment portfolios, processing of the Company's operating bank accounts, and sales/distribution. Other partner categories include insurance agents and marketing organizations, suppliers of communication services, utilities, materials and supplies. The Company has conducted surveys of all its software and hardware vendors and testing is underway. Critical business partners have been identified and surveys initiated. Results of these surveys are being analyzed and appropriate testing or other due diligence conducted in the second and third quarters of 1999.

The Company expects its critical policyholder systems to be compliant by the end of the second quarter of 1999.

From Year 2000 problems, the Company could experience an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets and operating cash accounts, accurately maintain policyholder information, accurately maintain accounting records, issue new policies and/or perform adequate customer service. While the Company believes the occurrence of such a situation is unlikely, a possible worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant, resulting in a material disruption to the Company's operations.

Although the Company plans completion of certification of all internal systems and non-IT equipment well in advance of 2000, the Company recognizes the need to plan for unanticipated problems resulting from failure of internal systems or equipment or from failures of the Company's business partners, providers, suppliers or other critical third parties. The Company began work on contingency plans for all mission critical functions in the first quarter of 1999.



[arrow right] GROUP OR SPONSORED ARRANGEMENTS


Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.


tax matters
--------------------------------------------------------------------------------


[arrow right] GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on Our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.


[arrow right] FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should they be imposed in the future.


[arrow right] LIFE INSURANCE QUALIFICATION


The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.


Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract", as defined by the Code. If the amount of premiums paid would cause Your Policy to be a modified endowment contract, We will refund the excess premium to You within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, We do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until We refund it to You. You may be notified of other options available to You to keep Your Policy in compliance. You may choose to have the Policy treated as a modified endowment contract.


A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under Your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.


In the first seven policy years, whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.


If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless You request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to You. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to You to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.


In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policy meets this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, You are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to You.


Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as Your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for You. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums You have paid that have not been previously withdrawn.

If You make a partial withdrawal, surrender, loan or exchange of the Policy, We may be required to withhold federal income tax from the portion of the money You receive that is includable in Your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before We make the payment. In addition, if You fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, You are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If You elect not to have federal income tax withheld, or if the amount withheld is insufficient, then You may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that You consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences,.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary. If the Policyowner is the Insured, the Death Benefit proceeds will generally be includable in the Policyowner's estate on his or her death for purposes of the federal estate tax. If the Policyowner dies and was not the Insured, the fair market value of the Policy may be included in the Policyowner's estate. In general, Death Benefit proceeds are not included in the Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.


Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe We presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to You, income earned on a Policy would be taxable to You in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.


The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, We have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.


The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.


[arrow right] CHARGES FOR JP FINANCIAL INCOME TAXES


We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and We will include flexible premium life insurance and annuity operations in Our tax return in accordance with these rules.


Currently no charge is made against the Separate Account for Our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to Us on the Division or its assets. Under present laws, We may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, We may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.


miscellaneous policy provisions
--------------------------------------------------------------------------------


[arrow right] THE POLICY

The Policy which You receive, the application You make when You purchase the Policy, any applications for any changes approved by Us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to Us for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company and forward to You.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to You.


[arrow right] PAYMENT OF BENEFITS

All benefits are payable at Our Home Office. We may require submissions of the Policy before We grant Policy Loans, make changes or pay benefits.


[arrow right] SUICIDE AND INCONTESTABILITY

Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and We will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.


Incontestability--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.



[arrow right] PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.


[arrow right] NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

Additions, Deletions of Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of a Portfolio should no longer be available for investment or if, in the judgment of Our management, further investment in shares of a Portfolio should become inappropriate in view of the purposes of the Policy, We may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of Policyowners and without prior approval of the SEC, all to the extent required by the 1940 Act. Any surrender by a Policyowner due to a change in a Portfolio's investment policy will incur any applicable Surrender Charges.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such shares. See the accompanying Prospectuses for the Funds.

Premium Deposit Fund

As a convenience to You, We will allow You to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be reported annually on Form 1099. An amount equal to the Planned Periodic Premium will be transferred on the Policy Date to pay premiums on the Policy. You may withdraw all or part of the funds from the PDF at any time. Commissions are not earned or paid until premium payments are made pursuant to transfer from the PDF.


[arrow right] CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, You may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to Us at Our Home Office. After We have agreed, in writing, to the change, it will take effect as of the date on which Your Written Request was signed.

The Policy may also be assigned. We must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by Us prior to Our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

Illustration of Benefits and Values

You may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then-current costs of insurance rates. Although We do not currently charge a fee for such illustrations, We reserve the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.



[arrow right] MISSTATEMENTS

If the age or sex of the Insured has been misstated in an application, including a reinstatement application, We will adjust the benefits payable to reflect the correct age or sex.

Determination of Charges

The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

appendix a
--------------------------------------------------------------------------------


[arrow right] ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH
              BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the Accumulation Value exceeds the Cash Value during the first ten policy years due to the surrender charge. For policy years eleven and after, the Accumulation Value and Cash Value are equal, since the surrender charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999 below $1 Million and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the Accumulation Values and Cash Values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the death benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .71% of the aggregate average daily net assets of the Portfolios, plus a charge of .12% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1998. The .71% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .12% expense figure is based on a weighted average utilizing average net assets for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton International Fund: Class 1, the Fidelity Equity Income, Growth, Contrafund and Index 500 Portfolios, the MFS Research and Utilities Series, and the Oppenheimer Bond and Strategic Bond Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account A. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.73%, 4.27% and 10.27%, respectively.


The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and death benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, JP Financial will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing Cash Value at the time of request. JP Financial has reserved the right to charge an administrative fee of up to $25 for such illustrations.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:  12% (10.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):             $1,425

           PREMIUMS                  ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ------------------------------------------------ -------------------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH             DEATH          ACCUMULATION     CASH             DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)        BENEFIT(2)          VALUE(2)     VALUE(2)        BENEFIT(2)
------ ---------------- -------------- ---------- ---------------------- -------------- ---------- ----------------------
   1          1,482           1,220         843           100,000              1,219         842           100,000
   2          3,023           2,549       2,173           100,000              2,547       2,170           100,000
   3          4,626           4,001       3,624           100,000              3,997       3,621           100,000
   4          6,293           5,594       5,217           100,000              5,580       5,203           100,000
   5          8,027           7,355       6,978           100,000              7,309       6,933           100,000
   6          9,830           9,302       8,989           100,000              9,198       8,884           100,000
   7         11,705          11,456      11,205           100,000             11,263      11,012           100,000
   8         13,655          13,826      13,638           100,000             13,521      13,333           100,000
   9         15,684          16,447      16,322           100,000             15,993      15,868           100,000
  10         17,793          19,346      19,284           100,000             18,700      18,638           100,000
  11         19,987          22,579      22,579           100,000             21,674      21,674           100,000
  12         22,268          26,143      26,143           100,000             24,948      24,948           100,000
  13         24,641          30,076      30,076           100,000             28,555      28,555           100,000
  14         27,109          34,419      34,419           100,000             32,530      32,530           100,000
  15         29,675          39,218      39,218           100,000             36,917      36,917           100,000
  16         32,344          44,526      44,526           100,000             41,763      41,763           100,000
  17         35,120          50,401      50,401           100,000             47,125      47,125           100,000
  18         38,007          56,911      56,911           100,000             53,069      53,069           100,000
  19         41,009          64,134      64,134           100,000             59,672      59,672           100,000
  20         44,131          72,158      72,158           100,000             67,021      67,021           100,000
  21         47,378          81,076      81,076           105,399(2)(3)       75,219      75,219           100,000
  22         50,755          90,929      90,929           116,389(2)(3)       84,345      84,345           107,962(2)(3)
  23         54,268         101,802     101,802           128,270(2)(3)       94,408      94,408           118,954(2)(3)
  24         57,920         113,800     113,800           141,112(2)(3)      105,499     105,499           130,819(2)(3)
  25         61,719         127,043     127,043           154,993(2)(3)      117,724     117,724           143,623(2)(3)
  30         83,118         216,691     216,691           251,362(2)(3)      200,092     200,092           232,107(2)(3)
  35        109,153         363,657     363,657           389,113(2)(3)      334,425     334,425           357,835(2)(3)
  40        140,828         606,979     606,979           637,328(2)(3)      556,278     556,278           584,092(2)(3)

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3) Increase due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40           ANNUAL RATE OF RETURN:     6% (4.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):             $1,425

           PREMIUMS                  ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ------------------------------------------------ --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH             DEATH          ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)        BENEFIT(2)          VALUE(2)     VALUE(2)   BENEFIT(2)
------ ---------------- -------------- ---------- ---------------------- -------------- ---------- -----------
   1          1,482           1,146         769           100,000             1,145          768     100,000
   2          3,023           2,325       1,948           100,000             2,323        1,946     100,000
   3          4,626           3,540       3,164           100,000             3,537        3,160     100,000
   4          6,293           4,799       4,422           100,000             4,785        4,409     100,000
   5          8,027           6,115       5,738           100,000             6,071        5,695     100,000
   6          9,830           7,491       7,177           100,000             7,392        7,078     100,000
   7         11,705           8,929       8,678           100,000             8,749        8,498     100,000
   8         13,655          10,423      10,234           100,000            10,142        9,954     100,000
   9         15,684          11,984      11,859           100,000            11,573       11,447     100,000
  10         17,793          13,617      13,554           100,000            13,039       12,977     100,000
  11         19,987          15,343      15,343           100,000            14,543       14,543     100,000
  12         22,268          17,122      17,122           100,000            16,081       16,081     100,000
  13         24,641          18,953      18,953           100,000            17,651       17,651     100,000
  14         27,109          20,844      20,844           100,000            19,250       19,250     100,000
  15         29,675          22,797      22,797           100,000            20,883       20,883     100,000
  16         32,344          24,815      24,815           100,000            22,547       22,547     100,000
  17         35,120          26,896      26,896           100,000            24,240       24,240     100,000
  18         38,007          29,043      29,043           100,000            25,963       25,963     100,000
  19         41,009          31,255      31,255           100,000            27,717       27,717     100,000
  20         44,131          33,531      33,531           100,000            29,496       29,496     100,000
  21         47,378          35,870      35,870           100,000            31,298       31,298     100,000
  22         50,755          38,275      38,275           100,000            33,120       33,120     100,000
  23         54,268          40,748      40,748           100,000            34,955       34,955     100,000
  24         57,920          43,290      43,290           100,000            36,797       36,797     100,000
  25         61,719          45,905      45,905           100,000            38,639       38,639     100,000
  30         83,118          60,260      60,260           100,000            47,713       47,713     100,000
  35        109,153          77,787      77,787           100,000            55,903       55,903     100,000
  40        140,828         102,080     102,080           107,184(2)(3)      61,476       61,476     100,000

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:   0% (-1.73% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,496          1,072          695     100,000         1,071          694     100,000
   2          3,067          2,110        1,734     100,000         2,108        1,732     100,000
   3          4,717          3,116        2,739     100,000         3,113        2,736     100,000
   4          6,449          4,095        3,719     100,000         4,083        3,706     100,000
   5          8,268          5,060        4,684     100,000         5,019        4,642     100,000
   6         10,177          6,011        5,698     100,000         5,919        5,605     100,000
   7         12,182          6,949        6,698     100,000         6,781        6,530     100,000
   8         14,288          7,861        7,673     100,000         7,605        7,417     100,000
   9         16,498          8,761        8,635     100,000         8,390        8,264     100,000
  10         18,820          9,647        9,585     100,000         9,133        9,070     100,000
  11         21,257         10,540       10,540     100,000         9,834        9,834     100,000
  12         23,816         11,392       11,392     100,000        10,487       10,487     100,000
  13         26,503         12,203       12,203     100,000        11,088       11,088     100,000
  14         29,324         12,968       12,968     100,000        11,632       11,632     100,000
  15         32,287         13,687       13,687     100,000        12,113       12,113     100,000
  16         35,398         14,356       14,356     100,000        12,527       12,527     100,000
  17         38,664         14,970       14,970     100,000        12,867       12,867     100,000
  18         42,093         15,525       15,525     100,000        13,130       13,130     100,000
  19         45,694         16,017       16,017     100,000        13,311       13,311     100,000
  20         49,475         16,436       16,436     100,000        13,402       13,402     100,000
  21         53,445         16,775       16,775     100,000        13,393       13,393     100,000
  22         57,613         17,027       17,027     100,000        13,273       13,273     100,000
  23         61,990         17,185       17,185     100,000        13,026       13,026     100,000
  24         66,586         17,238       17,238     100,000        12,634       12,634     100,000
  25         71,412         17,177       17,177     100,000        12,077       12,077     100,000
  30         99,409         14,667       14,667     100,000         6,091        6,091     100,000
  35        135,142          6,390        6,390     100,000             0            0           0
  40              0              0            0           0             0            0           0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:  12% (10.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,482           1,217         840     101,217          1,215         839     101,215
   2          3,023           2,539       2,163     102,539          2,537       2,160     102,537
   3          4,626           3,979       3,602     103,979          3,975       3,598     103,975
   4          6,293           5,553       5,177     105,553          5,539       5,162     105,539
   5          8,027           7,290       6,913     107,290          7,241       6,864     107,241
   6          9,830           9,205       8,891     109,205          9,092       8,778     109,092
   7         11,705          11,316      11,065     111,316         11,104      10,853     111,104
   8         13,655          13,632      13,443     113,632         13,293      13,105     113,293
   9         15,684          16,185      16,060     116,185         15,674      15,549     115,674
  10         17,793          19,001      18,938     119,001         18,263      18,200     118,263
  11         19,987          22,136      22,136     122,136         21,083      21,083     121,083
  12         22,268          25,575      25,575     125,575         24,159      24,159     124,159
  13         24,641          29,347      29,347     129,347         27,512      27,512     127,512
  14         27,109          33,484      33,484     133,484         31,166      31,166     131,166
  15         29,675          38,020      38,020     138,020         35,143      35,143     135,143
  16         32,344          42,994      42,994     142,994         39,471      39,471     139,471
  17         35,120          48,444      48,444     148,444         44,178      44,178     144,178
  18         38,007          54,415      54,415     154,415         49,302      49,302     149,302
  19         41,009          60,955      60,955     160,955         54,878      54,878     154,878
  20         44,131          68,113      68,113     168,113         60,944      60,944     160,944
  21         47,378          75,941      75,941     175,941         67,538      67,538     167,538
  22         50,755          84,504      84,504     184,504         74,705      74,705     174,705
  23         54,268          93,868      93,868     193,868         82,487      82,487     182,487
  24         57,920         104,106     104,106     204,106         90,928      90,928     190,928
  25         61,719         115,298     115,298     215,298        100,076     100,076     200,076
  30         83,118         188,896     188,896     288,896        158,624     158,624     258,624
  35        109,153         303,283     303,283     403,283        245,244     245,244     345,244
  40        140,828         480,932     480,932     580,932        371,318     371,318     471,318

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:    6% (4.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,482          1,143          766     101,143         1,142          765     101,142
   2          3,023          2,316        1,939     102,316         2,314        1,937     102,314
   3          4,626          3,521        3,144     103,521         3,517        3,141     103,517
   4          6,293          4,765        4,388     104,765         4,751        4,375     104,751
   5          8,027          6,062        5,686     106,062         6,016        5,640     106,016
   6          9,830          7,415        7,101     107,415         7,310        6,996     107,310
   7         11,705          8,825        8,574     108,825         8,631        8,380     108,631
   8         13,655         10,284       10,095     110,284         9,979        9,791     109,979
   9         15,684         11,804       11,679     111,804        11,353       11,228     111,353
  10         17,793         13,390       13,327     113,390        12,750       12,687     112,750
  11         19,987         15,065       15,065     115,065        14,169       14,169     114,169
  12         22,268         16,781       16,781     116,781        15,604       15,604     115,604
  13         24,641         18,534       18,534     118,534        17,048       17,048     117,048
  14         27,109         20,327       20,327     120,327        18,496       18,496     118,496
  15         29,675         22,162       22,162     122,162        19,943       19,943     119,943
  16         32,344         24,034       24,034     124,034        21,384       21,384     121,384
  17         35,120         25,938       25,938     125,938        22,810       22,810     122,810
  18         38,007         27,871       27,871     127,871        24,217       24,217     124,217
  19         41,009         29,824       29,824     129,824        25,595       25,595     125,595
  20         44,131         31,786       31,786     131,786        26,931       26,931     126,931
  21         47,378         33,747       33,747     133,747        28,211       28,211     128,211
  22         50,755         35,696       35,696     135,696        29,419       29,419     129,419
  23         54,268         37,621       37,621     137,621        30,533       30,533     130,533
  24         57,920         39,508       39,508     139,508        31,527       31,527     131,527
  25         61,719         41,342       41,342     141,342        32,374       32,374     132,374
  30         83,118         49,001       49,001     149,001        33,428       33,428     133,428
  35        109,153         51,434       51,434     151,434        25,154       25,154     125,154
  40        140,828         43,053       43,053     143,053             0            0           0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:   0% (-1.73% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,496          1,069          692     101,069         1,068          691     101,068
   2          3,067          2,102        1,725     102,102         2,100        1,723     102,100
   3          4,717          3,099        2,722     103,099         3,096        2,719     103,096
   4          6,449          4,067        3,690     104,067         4,054        3,677     104,054
   5          8,268          5,018        4,642     105,018         4,975        4,598     104,975
   6         10,177          5,953        5,639     105,953         5,855        5,541     105,855
   7         12,182          6,872        6,621     106,872         6,693        6,442     106,693
   8         14,288          7,763        7,574     107,763         7,489        7,300     107,489
   9         16,498          8,638        8,513     108,638         8,240        8,114     108,240
  10         18,820          9,499        9,436     109,499         8,943        8,880     108,943
  11         21,257         10,366       10,366     110,366         9,598        9,598     109,598
  12         23,816         11,187       11,187     111,187        10,198       10,198     110,198
  13         26,503         11,959       11,959     111,959        10,737       10,737     110,737
  14         29,324         12,681       12,681     112,681        11,210       11,210     111,210
  15         32,287         13,347       13,347     113,347        11,611       11,611     111,611
  16         35,398         13,954       13,954     113,954        11,932       11,932     111,932
  17         38,664         14,497       14,497     114,497        12,167       12,167     112,167
  18         42,093         14,969       14,969     114,969        12,314       12,314     112,314
  19         45,694         15,365       15,365     115,365        12,366       12,366     112,366
  20         49,475         15,674       15,674     115,674        12,314       12,314     112,314
  21         53,445         15,885       15,885     115,885        12,146       12,146     112,146
  22         57,613         15,991       15,991     115,991        11,853       11,853     111,853
  23         61,990         15,983       15,983     115,983        11,419       11,419     111,419
  24         66,586         15,850       15,850     115,850        10,825       10,825     110,825
  25         71,412         15,582       15,582     115,582        10,053       10,053     110,053
  30         99,409         11,715       11,715     111,715         2,976        2,976     102,976
  35        135,142          1,942        1,942     101,942             0            0           0
  40              0              0            0           0             0            0           0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         Jefferson Pilot Financial Insurance Company and Subsidiaries
                   Audited Consolidated Financial Statements
              As of December 31, 1998 and for the year then ended

Contents


Report of Independent Auditors ..........................   F-1
Consolidated Balance Sheet ..............................   F-2
Consolidated Statement of Income ........................   F-3
Consolidated Statement of Stockholder's Equity ..........   F-4
Consolidated Statement of Cash Flows ....................   F-5
Notes to Consolidated Financial Statements ..............   F-6

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries


We have audited the accompanying consolidated balance sheet of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Corporation and formerly known as Chubb Life Insurance Company of America) and subsidiaries as of December 31, 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 1998, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

Greensboro, North Carolina
February 8, 1999


                                            /s/ Ernst & Young LLP

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                           Consolidated Balance Sheet

                               December 31, 1998
                   (In Thousands, except for Share Amounts)


Assets
Invested assets
 Debt securities available-for-sale, at fair value (amortized cost--$2,962,335) ..........    $3,099,405
 Equity securities available-for-sale, at fair value (cost--$8,350) ......................        10,668
 Policy loans ............................................................................       246,290
 Mortgage loans on real estate ...........................................................       282,355
                                                                                              ----------
Total investments ........................................................................     3,638,718
Cash and cash equivalents ................................................................         6,514
Accrued investment income ................................................................        53,626
Due from reinsurers ......................................................................       245,759
Deferred policy acquisition costs ........................................................       112,959
Value of business acquired ...............................................................       402,176
Cost in excess of net assets acquired, net of accumulated amortization of $7,490 .........       155,293
Property and equipment, net of accumulated depreciation of $11,629 .......................        15,560
Assets held in separate accounts .........................................................       833,239
Deferred income taxes ....................................................................         2,814
Other assets .............................................................................        17,128
                                                                                              ----------
                                                                                              $5,483,786
                                                                                              ==========
Liabilities
Policy liabilities
 Policyholder contract deposits ..........................................................    $2,721,645
 Future policy benefits ..................................................................       632,672
 Policy and contract claims ..............................................................        51,089
 Premiums paid in advance ................................................................         2,851
 Other policyholders' funds ..............................................................        96,711
                                                                                              ----------
Total policy liabilities .................................................................     3,504,968
Payable to affiliates ....................................................................        57,585
Liabilities related to separate accounts .................................................       833,239
Securities sold under repurchase agreements ..............................................       102,130
Accrued expenses and other liabilities ...................................................        50,688
                                                                                              ----------
                                                                                               4,548,610
Commitments and contingent liabilities ...................................................            --
Stockholder's equity
 Common stock, par value $5 per share, 600,000 shares authorized, issued and outstanding .         3,000
 Paid in capital .........................................................................       756,066
 Retained earnings .......................................................................       134,007
 Accumulated other comprehensive income--net unrealized gains on securities ..............        42,103
                                                                                              ----------
                                                                                                 935,176
                                                                                              ----------
                                                                                              $5,483,786
                                                                                              ==========


See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                        Consolidated Statement of Income

                          Year Ended December 31, 1998
                                (In Thousands)


Revenues
Premiums and policy charges ..................................    $315,937
Net investment income ........................................     246,306
Realized investment gains ....................................       1,276
Other income .................................................         508
                                                                  --------
Total revenues ...............................................     564,027
                                                                  --------
Benefits and expenses
Policy benefits and claims ...................................     293,709
Commissions and operating expenses, net of deferrals .........      63,172
Amortization of intangibles ..................................      61,971
Taxes, licenses, and fees ....................................      19,799
                                                                  --------
Total benefits and expenses ..................................     438,651
                                                                  --------
Income before federal income tax .............................     125,376
                                                                  --------
Federal income tax
 Current .....................................................      35,260
 Deferred ....................................................       9,826
                                                                  --------
                                                                    45,086
                                                                  --------
Net income ...................................................    $ 80,290
                                                                  ========


See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                 Consolidated Statement of Stockholder's Equity


                                (In Thousands)


                                                                                 Accumulated Other
                                                                              Comprehensive Income--         Total
                                        Common      Paid in      Retained      Net Unrealized Gains      Stockholder's
                                         Stock      Capital      Earnings          on Securities            Equity
                                       --------   -----------   ----------   ------------------------   --------------
Balance, December 31, 1997 .........    $3,000     $782,500      $ 53,717             $33,932             $873,149
Net income .........................        --           --        80,290                  --               80,290
Other comprehensive income .........        --           --            --               8,171                8,171
                                                                                                          --------
 Comprehensive income ..............                                                                        88,461
Purchase price adjustment ..........        --      (26,434)           --                  --              (26,434)
                                        --------------------------------------------------------------------------
Balance, December 31, 1998 .........    $3,000     $756,066      $134,007             $42,103             $935,176
                                        ==========================================================================


See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                      Consolidated Statement of Cash Flows

                          Year Ended December 31, 1998
                                (In Thousands)


Operating activities
Net income ...............................................................................    $   80,290
Adjustments to reconcile net income to net cash used in operating activities:
 Decrease in future policy benefits, policy and contract claims and premiums paid in            (109,284)
  advance, net
 Credits to policyholder accounts, net ...................................................      (111,916)
 Policy acquisition costs deferred, net of amortization ..................................       (74,759)
 Net amortization of value of business acquired ..........................................        18,335
 Increase in accrued investment income ...................................................        (2,902)
 Realized investment gains ...............................................................        (1,276)
 Amortization of investment premiums .....................................................         6,131
 Provision for depreciation ..............................................................        10,737
 Provision for deferred income tax .......................................................         9,826
 Change in receivables and asset accruals ................................................       (47,170)
 Change in payables and expense accruals .................................................        62,357
 Other operating activities, net .........................................................        (7,817)
                                                                                              ----------
Net cash used in operating activities ....................................................      (167,448)

Investing activities
Proceeds from sales of debt securities ...................................................        91,131
Proceeds from maturities of debt securities ..............................................       313,234
Proceeds from sales of equity securities .................................................        11,294
Purchases of debt securities .............................................................      (491,995)
Purchases of equity securities ...........................................................        (2,738)
Repayment of mortgage loans ..............................................................         6,101
Mortgage loans originated ................................................................      (166,989)
Policy loans issued, net of repayments ...................................................        (9,561)
Other investing activities, net ..........................................................           179
                                                                                              ----------
Net cash used in investing activities ....................................................      (249,344)

Financing activities
Deposits credited to policyholders' funds ................................................       523,980
Withdrawals from policyholders' funds ....................................................      (230,256)
Short term borrowings, net of repayments .................................................           221
Proceeds from securities sold under repurchase agreements ................................       102,130
Decrease in loans payable ................................................................        (1,057)
                                                                                              ----------
Net cash provided by financing activities ................................................       395,018
                                                                                              ----------
Net decrease in cash and cash equivalents ................................................       (21,774)
Cash and cash equivalents, beginning of period ...........................................        28,288
                                                                                              ----------
Cash and cash equivalents, end of period .................................................    $    6,514
                                                                                              ==========


See notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

1. Basis of Presentation
Nature of Operations

Jefferson Pilot Financial Insurance Company (formerly known as Chubb Life Insurance Company of America) is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Jefferson-Pilot) and is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

Acquisition


Jefferson-Pilot acquired the Company from The Chubb Corporation on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "pushdown" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. The initial cost of the acquisition by Jefferson-Pilot in 1997 was $785.5 million. This initial purchase price was adjusted by $26.4 million in the first quarter of 1998 by mutual agreement between Jefferson-Pilot and the seller, primarily to reflect tax strategies not anticipated at the original acquisition date. Accordingly, adjustments to certain assets and liabilities assigned values at the original acquisition date were made in 1998 to reflect the difference in the final purchase price. The cost in excess of net assets acquired was increased by $13.0 million in 1998 as a result of this adjustment. Amortization expense relating to the cost in excess of net assets acquired amounted to $4.6 million in 1998.


2. Summary of Significant Accounting Policies
Principles of Consolidation


The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Jefferson Pilot Financial Insurance Company (the Company) and its subsidiaries. Principal subsidiaries include Jefferson Pilot LifeAmerica Insurance Company and Jefferson Pilot Service Corporation. Significant intercompany transactions have been eliminated in consolidation.


Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents


The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.


Invested Assets

Debt and equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (28%), apartment (21%), industrial (12%), hotel (26%) and office (13%) properties.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

2. Summary of Significant Accounting Policies--Continued


Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1998, 25% are due from borrowers in West South Central states, 24% are due from borrowers in South Atlantic states, 14% are due from borrowers in West North Central states, 12% are due from borrowers in Mountain states and 11% are due from borrowers in Pacific states. No other geographic region represents as much as 10% of December 31, 1998 mortgage loans.


Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

Recognition of Revenues, Benefits, Claims and Expenses:
Universal Life Products


Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statement of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4.2% to 6.85% in 1998.


Investment Products


Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders. Interest crediting rates ranged from 4% to 8.15% in 1998.


Traditional Life Insurance Products


Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 2% to 6% at December 31, 1998. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

2. Summary of Significant Accounting Policies--Continued

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

The carrying amount of deferred policy acquisition costs is adjusted for the effect of realized gains and losses and the effects of unrealized gains or losses on debt securities classified as available-for-sale. Deferred policy acquisition costs are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

Value of Business Acquired

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

Value of business acquired related to universal life and investment contracts also is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax.

Cost in Excess of Assets Acquired


The excess of Jefferson-Pilot's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 35 years.


Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

2. Summary of Significant Accounting Policies--Continued

Federal Income Taxes

The Company is not included in Jefferson-Pilot's consolidated tax return, but instead files its own return with its wholly-owned subsidiaries.


Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.


New Accounting Pronouncement


As of January 1, 1998, the Company adopted SFAS 130, "Reporting Comprehensive Income", which sets standards for the reporting and display of comprehensive income and its components in financial statements. Adoption had no impact on the Company's net income or stockholder's equity. Comprehensive income consists of net income plus other comprehensive income.

During 1998, the Company adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of certain costs incurred in connection with developing or obtaining internal use software. The impact of adoption was not material.

In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". This pronouncement is effective for annual periods beginning after June 15, 1999. SFAS 133 requires all derivatives to be recorded on the balance sheet and establishes accounting rules for hedging activities. The effect of the hedge accounting rules is to offset changes in value or cash flows of both the hedge and hedged item in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.


3. Derivatives
Use of Derivatives


The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1998, such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $60 million, with the Company receiving an average fixed rate of 7.45% and paying an average floating rate of 5.32% based primarily on the 3 month and 6 month LIBOR rates.

The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 1998.


Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

3. Derivatives--Continued


The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.


4. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1998 were as follows (in thousands):

                                                                                 Gross          Gross
                                                               Amortized      Unrealized     Unrealized         Fair
                                                                  Cost           Gains         Losses          Value
                                                             -------------   ------------   ------------   -------------
U.S. Treasury obligations and direct obligations
 of U.S. government agencies .............................    $  107,222       $  5,675        $    --      $  112,897
Corporate bonds ..........................................     1,885,666        116,685         13,787       1,988,564
Obligations of states and political subdivisions .........         9,451             43             62           9,432
Mortgage-backed securities ...............................       958,472         33,684          5,226         986,930
Redeemable preferred stocks ..............................         1,524             58             --           1,582
                                                              ----------       --------        -------      ----------
Total debt securities ....................................    $2,962,335       $156,145        $19,075      $3,099,405
                                                              ==========       ========        =======      ==========

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1998 by contractual maturity were as follows (in thousands):

                                                        Amortized         Fair
                                                           Cost           Value
                                                      -------------   ------------
Due in one year or less ...........................    $   65,922      $   66,107
Due after one year through five years .............       248,065         257,652
Due after five years through ten years ............       660,347         701,474
Due after ten years ...............................       517,531         559,019
Amounts not due at a single maturity date .........     1,470,470       1,515,153
                                                       ----------      ----------
                                                       $2,962,335      $3,099,405
                                                       ==========      ==========

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income for the year ended December 31, 1998 were as follows (in thousands):


Debt securities .................    $220,435
Equity securities ...............         863
Policy loans ....................      17,369
Mortgage loans ..................      14,354
Other ...........................       3,544
                                     --------
Gross investment income .........     256,565
Investment expenses .............      10,259
                                     --------
Net investment income ...........    $246,306
                                     ========

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

4. Invested Assets--Continued

Realized investment gains and (losses) for the year ended December 31, 1998 were as follows
(in thousands):

 Debt securities .......................................    $  1,897
 Equity securities .....................................       2,893
 Real estate ...........................................         984
 Increase in mortgage loan valuation allowance .........      (3,600)
 Amortization of value of business acquired ............        (898)
                                                            --------
                                                            $  1,276
                                                            ========


Gross realized gains and losses on available-for-sale securities were $5.9 million and $1.1 million, respectively, for the year ended December 31, 1998.


The changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, for the year ended December 31, 1998 are as follows (in thousands):


     Decrease in unrealized appreciation of equity securities .........     $ (1,593)
     Increase in unrealized appreciation of debt securities ...........       22,682
     Decrease in value of business acquired ...........................       (8,519)
                                                                            --------
                                                                              12,570
     Decrease in deferred income taxes ................................       (4,399)
                                                                            --------
     Increase in net unrealized gains on securities ...................     $  8,171
                                                                            ========

The allowance for credit losses on mortgage loans increased from $0 at December 31, 1997 to $3.6 million at December 31, 1998.


Securities Lending


The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 1998, the market value of securities loaned and collateral received amounted to $56.9 million and $58.8 million, respectively.


5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income for the year ended
December 31, 1998 were as follows (in thousands):

Beginning balance .........     $ 38,200
Deferral:
 Commissions ..............       58,374
 Other ....................       21,766
                                --------
                                  80,140
Amortization ..............       (5,381)
                                --------
Ending balance ............     $112,959
                                ========

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

5. Deferred Policy Acquisition Costs and Value of Business Acquired--Continued

Changes in the value of business acquired for the year ended December 31, 1998 were as follows (in thousands):

Beginning balance ...........................................................    $ 418,665
Deferral of commissions and accretion of interest ...........................       33,617
Amortization ................................................................      (51,952)
                                                                                 ---------
Net amortization reflected in expenses ......................................      (18,335)
                                                                                 ---------
Adjustment related to purchase accounting ...................................       11,263
Adjustment related to realized gains on debt securities .....................         (898)
Adjustment related to unrealized gains on debt securities available-for-sale        (8,519)
                                                                                 ---------
Ending balance ..............................................................    $ 402,176
                                                                                 =========


Expected approximate amortization percentages of the value of business acquired as of December 31, 1998 over the next five years were as follows:

Year Ending December 31:
       1999 ......................       9.7%
       2000 ......................       8.5%
       2001 ......................       7.4%
       2002 ......................       6.7%
       2003 ......................       6.2%


6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1998 were as follows (in thousands):

     Deferred income tax liabilities:
      Value of business acquired ..............................    $141,847
      Net unrealized gains on securities ......................      22,671
      Other ...................................................      24,205
                                                                   --------
     Total ....................................................     188,723
     Deferred income tax assets:
      Future policy benefits and policy fund balances .........     138,869
      Deferred policy acquisition costs .......................      26,771
      Other ...................................................      25,897
                                                                   --------
     Total ....................................................     191,537
                                                                   --------
     Net deferred income tax asset ............................    $  2,814
                                                                   ========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $13.5 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The current administration has proposed to tax, as part of its 1999 budget initiative, the "Policyholders' Surplus" over a ten year period. No related deferred tax liability has been recognized for the potential tax which would approximate $4.7 million under current proposed rates.


Federal income taxes paid in 1998 were $29 million.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

7. Pensions


The Company's employees participate in the Jefferson-Pilot defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by Jefferson-Pilot.

Pension costs allocated to the Company for the year ended December 31, 1998, were $2,152,000.


8. Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Postretirement costs of the Company that were allocated from Jefferson-Pilot amounted to approximately $200,000 for the year ended December 31, 1998.

9. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $52.8 million as of December 31, 1998.

In the normal course of business, the Company and its subsidiaries are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1.5 million.

The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for the year ended December 31, 1998 was as follows (in thousands):

                                                              Ceded to       Assumed
                                                 Direct        Other       from Other        Net
                                                 Amount      Companies      Companies       Amount
                                              -----------   -----------   ------------   -----------
Total premiums and policy charges .........    $372,244       $86,575        $30,268      $315,937
                                               ========       =======        =======      ========

Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statement of income for the Company were $105.6 million.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

10. Reinsurance--Continued

As of December 31, 1998, the Company had a reinsurance recoverable of $95 million from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $191 million of securities and short-term investments as of December 31, 1998, 50% of which is included in investments in the accompanying consolidated balance sheet.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Hampshire Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 1998 was $350.9 million. Reported statutory net income for the year ended December 31, 1998 was $90.7 million. Purchase accounting adjustments are not made for statutory accounting purposes.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk pertaining to its investments, insurance risk, interest rate risk and general business risk. As of December 31, 1998, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

The NAIC Codification of Statutory Accounting Principles (Codification) has been completed. The purpose of Codification is to create uniformity in statutory financial reporting across states. Codification must be adopted by individual states before it will have any bearing on the statutory reporting requirements of companies domiciled in a particular state. The NAIC is encouraging the states to adopt Codification as soon as possible, with an implementation date of January 1, 2001. The Company does not expect implementation to have a material impact on its statutory surplus; however, implementation is expected to result in a net reduction of statutory surplus and RBC throughout the insurance industry.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

12. Transactions with Affiliated Companies


During 1998, the Company entered into service agreements with Jefferson-Pilot and other subsidiaries of Jefferson-Pilot for personnel and facilities usage, general management services and investment management services. The Company expensed $69.9 million for general management and investment services provided by Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of Jefferson-Pilot. At December 31, 1998, $55.6 million remained payable to Jefferson-Pilot Life Insurance Company related to these service contracts. The remainder of the payable at year end was to other affiliates.


13. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

[diamond] Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

[diamond] Fair values of equity securities are based on quoted market prices.

[diamond] The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

[diamond] Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.


[diamond] Fair values of separate account assets and liabilities are reflected in the consolidated balance sheet.

[diamond] Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.


The carrying value and fair value of financial instruments at December 31, 1998 were as follows (in thousands):


                                                           Carrying          Fair
                                                            Value           Value
                                                        -------------   -------------
Financial Assets
Debt securities available-for-sale ..................    $3,099,405      $3,099,405
Equity securities available-for-sale ................        10,668          10,668
Cash and cash equivalents ...........................         6,514           6,514
Policy loans ........................................       246,290         290,024
Mortgage loans on real estate .......................       282,355         293,597
Financial Liabilities
Securities sold under repurchase agreements .........       102,130         102,130

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

14. Other Comprehensive Income


Comprehensive income and its components are displayed in the accompanying statement of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 4 for further detail of changes in unrealized gains on securities available-for-sale for the year ended December 31, 1998 (in thousands):

Unrealized holding gains arising during period, before taxes .........    $16,463
Income taxes .........................................................     (5,762)
                                                                          -------
Unrealized holding gains arising during period, net of taxes .........     10,701
                                                                          -------
Less reclassification adjustment:
 Gains realized in net income, before taxes ..........................      3,892
 Income taxes ........................................................     (1,362)
                                                                          -------
Reclassification adjustment for gains realized in net income .........      2,530
                                                                          -------
Other comprehensive income--net unrealized gains .....................    $ 8,171
                                                                          =======


15. Year 2000 Conversion Costs (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group (JP).


Like most if not all companies, JP faces certain risks associated with the coming of the year 2000. The Year 2000 issue relates to the way computer systems and programs define calendar dates. By using only two digit dates, they could fail or make miscalculations due to the inability to distinguish between dates in the 1900's and in the 2000's. Also, many systems and equipment that are not typically thought of as "computer-related" (referred to as "non-IT") contain embedded hardware or software that must handle dates and may not properly perform with dates after 1999.


JP began work on the Year 2000 compliance issue in 1995. The scope of the project includes: ensuring the compliance of all applications, operating systems and hardware on mainframe, PC and LAN platforms; addressing issues related to non-IT embedded software and equipment; and addressing the compliance of key vendors and service providers to JP (business partners).

The project has four phases: assessment of systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of affected systems and equipment; and certification that each is Year 2000 compliant. To certify that all IT systems (internally developed or purchased) are Year 2000 compliant, each system is tested using a standard testing methodology which includes regression testing, millennium testing, millennium leap year testing and cross over year testing. Certification testing is performed on each system as soon as remediation is completed.

The target for completion of all phases and categories is September 30, 1999. JP has completed the assessment and strategy phases for mainframe applications, operating systems and hardware and is executing the remediation and certification phases. JP's new business and policyholder administration systems and the general ledger are on the mainframe. JP has determined that approximately 62% of all mainframe systems are compliant. JP does not deem a system to be compliant until the completion of remediation and certification to confirm that its performance will not be affected by dates extending after 1999. With respect to significant policyholder systems, all required remediation has been completed on all systems. The majority of these systems, including all systems which support products JP is currently marketing, have been certified as Year 2000 compliant. Completion of certification of remaining systems for some closed blocks of business is expected by April 1999. Other non-policyholder mainframe systems have either been certified or are on schedule. For PC

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

15. Year 2000 Conversion Costs (Unaudited)--Continued

and LAN systems, JP has completed the strategy phases and is executing the assessment, remediation and certification phases concurrently and intends to complete these phases during the third quarter of 1999.

For the majority of JP's non-IT related systems and equipment, JP has been advised by vendors that the systems and equipment are currently Year 2000 compliant. Written documentation regarding compliance is being obtained. Where feasible, certification testing will be conducted for systems and equipment that are material to operations. Some systems and equipment, such as electrical power supply, are not feasible for JP to certify. Completion for non-IT systems and equipment is scheduled for September 1999.

The most significant category of key business partners is financial institutions. Their critical functions include safeguarding and managing investment portfolios, processing of JP's operating bank accounts, and sales/ distribution. All of JP's business partner financial institutions that have responded to JP's inquiries have indicated they are on schedule for Year 2000 compliance. JP continues to follow up with business partner financial institutions that have not yet responded. Other partner categories include insurance agents and marketing organizations, and suppliers of communication services, utilities, materials and supplies. JP has conducted surveys of all its software and hardware vendors, and certification is underway. In addition to financial institutions, other critical business partners have been identified and surveys initiated. Results of these surveys are being analyzed in the first quarter of 1999 and appropriate testing or other due diligence will be conducted in the second and third quarters of 1999.

JP has not had an independent review of its Year 2000 risks or estimates. However, experts have been engaged to assist in developing estimates and to complete remediation work on specific portions of the project.

Since inception of the project, JP has incurred external costs of $7 million and internal costs of $7 million. The current estimate, based on actual experience to date, of total project expense is $24 million, with remaining external costs of $5 million and internal costs of $5 million. Costs are included in various budgets and expensed as incurred. Expected total costs are less than earlier estimates due in part to refinements in estimates as more projects near completion. In addition, remediation/certification costs on projects completed to date have been lower than originally estimated. Total 1998 costs were $8 million. There has not been a material adverse impact on JP's operations as a result of IT projects being deferred due to resource constraints caused by the Year 2000 project.

JP has investments in publicly and privately placed securities and loans. JP may be exposed to credit risk to the extent that related borrowers are materially adversely impacted by the Year 2000 issue. Portfolio diversification reduces the overall risk. JP is in compliance with the NAIC Securities Valuation Office's Due Diligence Guidelines for analyzing these risks.

Although JP expects to certify that its critical policyholder systems are compliant by the end of April 1999, there is no guarantee that these results will be achieved. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work (not yet encountered), failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact JP, and other similar uncertainties.

Specifically, from Year 2000 problems, JP could experience an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets and operating cash accounts, accurately maintain policyholder information, accurately maintain accounting records, issue new policies and/or perform adequate customer service.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 1998

15. Year 2000 Conversion Costs (Unaudited)--Continued


While JP believes the occurrence of such a situation is unlikely, a possible worst case scenario might include one or more of JP's significant policyholder systems being non-compliant. Such an event could result in a material disruption to JP's operations. Should the worst case scenario occur, it could, depending on its duration, have a material impact on JP's results of operations and liquidity and ultimately on its financial position. Although JP is on schedule to complete certification of all internal systems and non-IT equipment well in advance of January 1, 2000, JP recognizes the need to plan for unanticipated problems resulting from failure of internal systems or equipment or from failures by JP's business partners, providers, suppliers or other critical third parties. JP has begun work on contingency plans for all mission critical functions.


16. Subsequent Event


On January 1, 1999, Jefferson-Pilot Service Corporation was sold to Jefferson-Pilot Life Insurance Company for $9.4 million. No gain was recognized on the sale.

                        REPORT OF INDEPENDENT AUDITORS


Contractholders of JPF Separate Account A
JPF Separate Account A
The Board of Directors, JPF Separate Account A

We have audited the accompanying statement of assets and liabilities of JPF Separate Account A as of December 31, 1998, and the related statements of operations and the statements of changes in net assets for the year then ended and for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JPF Separate Account A at December 31, 1998, and the results of its operations and the changes in its net assets for the year then ended and for the year ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
April 9, 1999

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                               December 31, 1998

                                                  JPVF            JPVF            JPVF
                                             International        World          Global
                                                 Equity       Growth Stock     Hard Assets
                                                Division        Division        Division
                                            --------------- ---------------- --------------
ASSETS
Investments at cost .......................   $ 7,530,811     $102,160,756     $6,868,626
                                              ===========     ============     ==========
Investments at market value ...............   $ 8,081,174     $108,135,584     $4,333,663
Accrued investment income .................        27,704        9,160,769         72,099
Net premiums receivable (payable) .........        28,513          (97,806)        (2,153)
                                              -----------     ------------     ----------
    TOTAL NET ASSETS ......................   $ 8,137,391     $117,198,547     $4,403,609
                                              ===========     ============     ==========
NET ASSET DISTRIBUTION
  Ensemble ................................   $               $  1,813,403     $   69,521
  Ensemble II .............................     8,137,391      115,385,144      4,334,088
                                              -----------     ------------     ----------
    TOTAL NET ASSETS ......................   $ 8,137,391     $117,198,547     $4,403,609
                                              ===========     ============     ==========
UNITS OUTSTANDING
  Ensemble ................................                         42,439          8,776
  Ensemble II .............................       660,898        2,795,598        566,564
NET ASSET VALUE PER UNIT
  Ensemble ................................                   $     42.732     $    7.922
  Ensemble II .............................   $    12.314           41.278          7.651



                                                  JPVF              JPVF                            JPVF
                                                Emerging          Capital            JPVF           Small
                                                 Growth            Growth           Growth         Company
                                                Division          Division         Division       Division
                                            ---------------- ----------------- --------------- --------------
ASSETS
Investments at cost .......................   $ 56,744,008     $ 116,357,008     $ 1,409,618    $83,162,228
                                              ============     =============     ===========    ===========
Investments at market value ...............   $ 78,447,061     $ 180,673,286     $ 1,640,905    $76,964,253
Accrued investment income .................        383,736         9,296,622              --      7,594,721
Net premiums receivable (payable) .........         71,316           174,917          15,132        (30,142)
                                              ------------     -------------     -----------    -----------
    TOTAL NET ASSETS ......................   $ 78,902,113     $ 190,144,825     $ 1,656,037    $84,528,832
                                              ============     =============     ===========    ===========
NET ASSET DISTRIBUTION
  Ensemble ................................                                                     $   629,362
  Ensemble II .............................   $ 78,902,113     $ 190,144,825     $ 1,656,037     83,899,470
                                              ------------     -------------     -----------    -----------
    TOTAL NET ASSETS ......................   $ 78,902,113     $ 190,144,825     $ 1,656,037    $84,528,832
                                              ============     =============     ===========    ===========
UNITS OUTSTANDING
  Ensemble ................................                                                          15,343
  Ensemble II .............................      3,238,955         4,372,463         127,148      2,118,856
NET ASSET VALUE PER UNIT
  Ensemble ................................                                                     $    41.023
  Ensemble II .............................   $     24.363     $      43.491     $    13.026         39.601


See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A
                                December 31, 1998

                                            JPVF
                                          Growth &           JPVF             JPVF
                                           Income          Balanced        High Yield
                                          Division         Division         Division
                                      ---------------- ---------------- ---------------
ASSETS
Investments at cost .................   $ 45,818,930     $ 27,945,947     $ 4,967,335
                                        ============     ============     ===========
Investments at market value .........   $ 51,974,104     $ 29,873,598     $ 4,679,469
Accrued investment income ...........        404,228        2,628,984         296,661
Net premiums receivable .............         87,301           19,789           7,376
                                        ------------     ------------     -----------
    TOTAL NET ASSETS ................   $ 52,465,633     $ 32,522,371     $ 4,983,506
                                        ============     ============     ===========
NET ASSET DISTRIBUTION
  Ensemble ..........................                              --
  Ensemble II .......................   $ 52,465,633     $ 32,522,371     $ 4,983,506
                                        ------------     ------------     -----------
    TOTAL NET ASSETS ................   $ 52,465,633     $ 32,522,371     $ 4,983,506
                                        ============     ============     ===========
UNITS OUTSTANDING
  Ensemble ..........................
  Ensemble II .......................      1,907,918        1,578,464         500,265
NET ASSET VALUE PER UNIT
  Ensemble ..........................
  Ensemble II .......................   $     27.499     $     20.606     $     9.963



                                            JPVF                                            Fidelity
                                            Money          Fidelity         Fidelity       VIP Equity
                                           Market         Contrafund       VIP Growth        Income
                                          Division         Division         Division        Division
                                      ---------------- ---------------- --------------- ---------------
ASSETS
Investments at cost .................   $ 15,278,072     $ 32,972,700     $ 6,284,719     $ 3,801,137
                                        ============     ============     ===========     ===========
Investments at market value .........   $ 15,029,297     $ 41,555,769     $ 7,420,782     $ 3,993,891
Accrued investment income ...........        507,941               --              --              --
Net premiums receivable .............          7,215          185,269          46,256          51,620
                                        ------------     ------------     -----------     -----------
    TOTAL NET ASSETS ................   $ 15,544,453     $ 41,741,038     $ 7,467,038     $ 4,045,511
                                        ============     ============     ===========     ===========
NET ASSET DISTRIBUTION
  Ensemble ..........................   $     35,802
  Ensemble II .......................     15,508,651     $ 41,741,038     $ 7,467,038     $ 4,045,511
                                        ------------     ------------     -----------     -----------
    TOTAL NET ASSETS ................   $ 15,544,453     $ 41,741,038     $ 7,467,038     $ 4,045,511
                                        ============     ============     ===========     ===========
UNITS OUTSTANDING
  Ensemble ..........................          1,997
  Ensemble II .......................        896,228        2,360,916         533,388         359,025
NET ASSET VALUE PER UNIT
  Ensemble ..........................   $     17.926
  Ensemble II .......................         17.306     $     17.682     $    14.001     $    11.269


See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A
                               December 31, 1998

                                                Fidelity        Fidelity         MFS
                                                Index 500     High Income      Research
                                                Division        Division       Division
                                            ---------------- ------------- ---------------
ASSETS
Investments at cost .......................   $ 58,343,815    $2,769,692     $ 3,878,048
                                              ============    ==========     ===========
Investments at market value ...............   $ 73,205,857    $2,543,237     $ 4,213,664
Net premiums receivable (payable) .........        232,043          (259)         28,899
                                              ------------    ----------     -----------
    TOTAL NET ASSETS ......................   $ 73,437,900    $2,542,978     $ 4,242,563
                                              ============    ==========     ===========
NET ASSET DISTRIBUTION
  Ensemble ................................
  Ensemble II .............................   $ 73,437,900    $2,542,978     $ 4,242,563
                                              ------------    ----------     -----------
    TOTAL NET ASSETS ......................   $ 73,437,900    $2,542,978     $ 4,242,563
                                              ============    ==========     ===========
UNITS OUTSTANDING
  Ensemble ................................
  Ensemble II .............................      3,850,464       213,799         342,958
NET ASSET VALUE PER UNIT
  Ensemble ................................
  Ensemble II .............................   $     19.074    $   11.895     $    12.371



                                                  MFS          Oppenheimer      Oppenheimer       Templeton
                                               Utilities     Strategic Bond        Bond         International
                                                Division        Division         Division         Division
                                            --------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost .......................   $ 3,868,901     $ 1,617,969      $ 17,100,158     $ 49,143,199
                                              ===========     ===========      ============     ============
Investments at market value ...............   $ 4,141,644     $ 1,642,722      $ 17,377,755     $ 54,701,814
Net premiums receivable (payable) .........         8,953          61,146           678,452           54,892
                                              -----------     -----------      ------------     ------------
    TOTAL NET ASSETS ......................   $ 4,150,597     $ 1,703,868      $ 18,056,207     $ 54,756,706
                                              ===========     ===========      ============     ============
NET ASSET DISTRIBUTION
  Ensemble ................................                                    $     27,114
  Ensemble II .............................   $ 4,150,597     $ 1,703,868        18,029,093     $ 54,756,706
                                              -----------     -----------      ------------     ------------
    TOTAL NET ASSETS ......................   $ 4,150,597     $ 1,703,868      $ 18,056,207     $ 54,756,706
                                              ===========     ===========      ============     ============
UNITS OUTSTANDING
  Ensemble ................................                                           1,191
  Ensemble II .............................       343,234         169,337           825,351        3,270,700
NET ASSET VALUE PER UNIT
  Ensemble ................................                                    $     22.766
  Ensemble II .............................   $    12.093     $    10.063            21.846     $     16.743


See notes to consolidated financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT A


                                                           JPVF
                                                       International
                                                          Equity
                                                         Division
                                                   --------------------
                                                        Period from            JPVF World Growth Stock Division
                                                    January 15, 1998(a) ---------------------------------------------
                                                            to                     Year Ended December 31,
                                                       December 31,     ---------------------------------------------
                                                           1998               1998            1997           1996
                                                   -------------------- --------------- --------------- -------------
Investment Income:
  Dividend income ................................       $     --        $   2,325,200   $  2,476,350    $ 1,896,674
  Distributions of realized gains ................         27,704            7,901,423     13,293,185      5,766,822
                                                         --------        -------------   ------------    -----------
                                                           27,704           10,226,623     15,769,535      7,663,496
Expenses:
  Mortality and expense risk charge ..............         29,866            1,080,424      1,001,394        786,314
                                                         --------        -------------   ------------    -----------
    Net Investment Income (Loss) .................         (2,162)           9,146,199     14,768,141      6,877,182
                                                         --------        -------------   ------------    -----------
Gain (loss) on investments:
  Net realized gain (loss) on investments ........         (1,410)           1,498,732      1,393,920        607,700
  Change in net unrealized gain (loss)
   on investments ................................        550,363           (8,293,399)    (2,140,961)     7,289,718
                                                         --------        -------------   ------------    -----------
  Net gain (loss) on investments .................        548,953           (6,794,667)      (747,041)     7,897,418
                                                         --------        -------------   ------------    -----------
    Increase (Decrease) in
     Net Assets from Operations ..................       $546,791        $   2,351,532   $ 14,021,100    $14,774,600
                                                         ========        =============   ============    ===========

                                                         JPVF Global Hard Assets Division
                                                   --------------------------------------------
                                                              Year Ended December 31,
                                                   --------------------------------------------
                                                        1998           1997           1996
                                                   ------------- --------------- -------------
Investment Income:
  Dividend income ................................  $   72,099    $     52,180    $        --
  Distributions of realized gains ................          --         154,999        196,148
                                                    ----------    ------------    -----------
                                                        72,099         207,179        196,148
Expenses:
  Mortality and expense risk charge ..............      43,859          60,762         75,213
                                                    ----------    ------------    -----------
    Net Investment Income (Loss) .................      28,240         146,417        120,935
                                                    ----------    ------------    -----------
Gain (loss) on investments:
  Net realized gain (loss) on investments ........    (826,362)     (1,020,911)       236,329
  Change in net unrealized gain (loss)
   on investments ................................     121,013      (2,862,423)      (329,690)
                                                    ----------    ------------    -----------
  Net gain (loss) on investments .................    (705,349)     (3,883,334)       (93,361)
                                                    ----------    ------------    -----------
    Increase (Decrease) in
     Net Assets from Operations ..................  $ (677,109)   $ (3,736,917)   $    27,574
                                                    ==========    ============    ===========

(a) Commencement of operations

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A


                                                          JPVF Emerging Growth Division
                                                    ----------------------------------------
                                                             Year Ended December 31,
                                                    ----------------------------------------
                                                         1998          1997         1996
                                                    -------------- ------------ ------------
Investment Income:
  Dividend income .................................  $        --    $       --   $       --
  Distributions of realized gains .................      562,053     2,355,925      816,743
                                                     -----------    ----------   ----------
                                                         562,053     2,355,925      816,743
Expenses:
  Mortality and expense risk charge ...............      549,991       341,819      156,489
                                                     -----------    ----------   ----------
    Net Investment Income (loss) ..................       12,062     2,014,106      660,254
                                                     -----------    ----------   ----------
Gain (loss) on investments:
  Net realized gain (loss) on investments .........    1,477,889       528,900      349,647
  Change in net unrealized gain (loss)
   on investments .................................   16,294,927     3,845,746    1,103,470
                                                     -----------    ----------   ----------
  Net gain (loss) on investments ..................   17,772,816     4,374,646    1,453,117
                                                     -----------    ----------   ----------
    Increase in
     Net Assets from Operations ...................  $17,784,878    $6,388,752   $2,113,371
                                                     ===========    ==========   ==========

                                                                                                          JPVF
                                                                                                         Growth
                                                                                                        Division
                                                                                                  --------------------
                                                             JPVF Capital Growth Division              Period from
                                                    ---------------------------------------------  January 20, 1998(a)
                                                               Year Ended December 31,                     to
                                                    ---------------------------------------------     December 31,
                                                         1998           1997            1996              1998
                                                    -------------- -------------- --------------- --------------------
Investment Income:
  Dividend income .................................  $        --    $    21,278    $    205,917        $      --
  Distributions of realized gains .................    9,631,854      5,556,589      13,379,557               --
                                                     -----------    -----------    ------------        ---------
                                                       9,631,854      5,577,867      13,585,474               --
Expenses:
  Mortality and expense risk charge ...............    1,396,476        962,680         634,806            6,809
                                                     -----------    -----------    ------------        ---------
    Net Investment Income (loss) ..................    8,235,378      4,615,187      12,950,668           (6,809)
                                                     -----------    -----------    ------------        ---------
Gain (loss) on investments:
  Net realized gain (loss) on investments .........    2,650,023        827,249         704,194          (46,655)
  Change in net unrealized gain (loss)
   on investments .................................   38,211,343     19,770,192      (3,210,806)         231,287
                                                     -----------    -----------    ------------        ---------
  Net gain (loss) on investments ..................   40,861,366     20,597,441      (2,506,612)         184,632
                                                     -----------    -----------    ------------        ---------
    Increase in
     Net Assets from Operations ...................  $49,096,744    $25,212,628    $ 10,444,056        $ 177,823
                                                     ===========    ===========    ============        =========

(a) Commencement of operations

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A


                                                      JPVF Small Company Division
                                             ----------------------------------------------
                                                        Year Ended December 31,
                                             ----------------------------------------------
                                                   1998            1997           1996
                                             ---------------- -------------- --------------
Investment Income:
  Dividend income ..........................  $     888,637        377,561        201,993
  Distributions of realized gains ..........      7,682,840      7,681,445      8,608,137
                                              -------------      ---------      ---------
                                                  8,571,477      8,059,006      8,810,130
Expenses:
  Mortality and expense risk charge ........        791,529        717,430        578,387
                                              -------------      ---------      ---------
    Net Investment Income (loss) ...........      7,779,948      7,341,576      8,231,743
                                              -------------      ---------      ---------
Gain (loss) on investments:
  Net realized gain on investments .........        939,643      1,112,075        821,643
  Change in net unrealized gain (loss)
   on investments ..........................    (20,294,880)     7,517,633       (390,637)
                                              -------------      ---------      ---------
  Net gain (loss) on investments ...........    (19,355,237)     8,629,708        431,006
                                              -------------      ---------      ---------
    Increase (Decrease) in
     Net Assets from Operations ............  $ (11,575,289)   $15,971,284     $8,662,749
                                              =============    ===========     ==========

                                                    JPVF Growth & Income Division                 JPVF Balanced Division
                                             ------------------------------------------- -----------------------------------------
                                                       Year Ended December 31,                    Year Ended December 31,
                                             ------------------------------------------- -----------------------------------------
                                                  1998           1997           1996          1998          1997          1996
                                             ------------- --------------- ------------- ------------- ------------- -------------
Investment Income:
  Dividend income ..........................  $  404,228    $     294,059   $  245,874    $  554,007    $  547,519    $  390,626
  Distributions of realized gains ..........          --        8,675,134      858,016     2,074,977     3,433,962     1,233,056
                                              ----------    -------------   ----------    ----------    ----------    ----------
                                                 404,228        8,969,193    1,103,890     2,628,984     3,981,481     1,623,682
Expenses:
  Mortality and expense risk charge ........     435,459          298,852      160,389       256,295       199,545       160,537
                                              ----------    -------------   ----------    ----------    ----------    ----------
    Net Investment Income (loss) ...........     (31,231)       8,670,341      943,501     2,372,689     3,781,936     1,463,145
                                              ----------    -------------   ----------    ----------    ----------    ----------
Gain (loss) on investments:
  Net realized gain on investments .........     781,929          763,718      317,839       111,626       125,127       151,391
  Change in net unrealized gain (loss)
   on investments ..........................   4,120,409       (1,791,862)   2,500,125     1,976,202      (829,904)      (17,988)
                                              ----------    -------------   ----------    ----------    ----------    ----------
  Net gain (loss) on investments ...........   4,902,338       (1,028,144)   2,817,964     2,087,828      (704,777)      133,403
                                              ----------    -------------   ----------    ----------    ----------    ----------
    Increase (Decrease) in
     Net Assets from Operations ............  $4,871,107    $   7,642,197   $3,761,465    $4,460,517    $3,077,159    $1,596,548
                                              ==========    =============   ==========    ==========    ==========    ==========

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                              JPVF High Yield
                                                 Division
                                           --------------------
                                                Period from          JPVF Money Market Division
                                            January 8, 1998(a)  -----------------------------------
                                                    to                Year Ended December 31,
                                               December 31,     -----------------------------------
                                                   1998             1998        1997        1996
                                           -------------------- ----------- ----------- -----------
Investment Income:
  Dividend income ........................      $  296,661       $507,941    $ 425,055   $ 387,924
  Distributions of realized gains ........              --             --           --          --
                                                ----------       --------    ---------   ---------
                                                   296,661        507,941      425,055     387,924
Expenses:
  Mortality and expense risk charge ......          32,443        111,692       90,263      76,879
                                                ----------       --------    ---------   ---------
    Net Investment Income (loss) .........         264,218        396,249      334,792     311,045
                                                ----------       --------    ---------   ---------
Gain (loss) on investments:
  Net realized gain (loss) on investments          (77,480)        53,452       61,042      16,652
  Change in net unrealized gain (loss)
   on investments ........................        (287,866)        20,157      (11,529)    (19,364)
                                                ----------       --------    ---------   ---------
  Net gain (loss) on investments .........        (365,346)        73,609       49,513      (2,712)
                                                ----------       --------    ---------   ---------
    Increase (decrease) in Net Assets
     from Operations .....................      $ (101,128)      $469,858    $ 384,305   $ 308,333
                                                ==========       ========    =========   =========

                                                  Fidelity Contrafund Division
                                           ------------------------------------------
                                                                        Period from
                                                   Year Ended          May 2, 1996(a)
                                                  December 31,               to
                                           --------------------------   December 31,
                                                1998         1997           1996
                                           ------------- ------------ ---------------
Investment Income:
  Dividend income ........................  $  141,812    $   53,570     $      --
  Distributions of realized gains ........   1,043,329       141,577            --
                                            ----------    ----------     ---------
                                             1,185,141       195,147            --
Expenses:
  Mortality and expense risk charge ......     246,378       112,772        13,294
                                            ----------    ----------     ---------
    Net Investment Income (loss) .........     938,763        82,375       (13,294)
                                            ----------    ----------     ---------
Gain (loss) on investments:
  Net realized gain (loss) on investments      381,646       143,362         3,889
  Change in net unrealized gain (loss)
   on investments ........................   6,265,813     1,928,296       388,960
                                            ----------    ----------     ---------
  Net gain (loss) on investments .........   6,647,459     2,071,658       392,849
                                            ----------    ----------     ---------
    Increase (decrease) in Net Assets
     from Operations .....................  $7,586,222    $2,154,033     $ 379,555
                                            ==========    ==========     =========


(a) Commencement of operations.

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                          Fidelity           Fidelity VIP
                                                         VIP Growth          Equity Income
                                                          Division             Division       Fidelity Index 500 Division
                                                    -------------------- -------------------- ---------------------------
                                                         Period from            Period
                                                     January 8, 1998(a)   January 8, 1998(a)           Year Ended
                                                             to                   to                  December 31,
                                                        December 31,         December 31,     ---------------------------
                                                            1998                 1998              1998          1997
                                                    -------------------- -------------------- ------------- -------------
Investment Income:
  Dividend income .................................      $      141          $     8,570      $   371,052   $  101,288
  Distributions of realized gains .................           3,709               30,500          859,422      205,527
                                                         ----------          -----------      -----------   ----------
                                                              3,850               39,070        1,230,474      306,815
Expenses:
  Mortality and expense risk charge ...............          18,771               38,308          431,588      164,470
                                                         ----------          -----------      -----------   ----------
    Net Investment Income (loss) ..................         (14,921)                 762          798,886      142,345
                                                         ----------          -----------      -----------   ----------
Gain (loss) on investments:
  Net realized gain (loss) on investments .........         (10,197)            (114,816)         551,714      435,364
  Change in net unrealized gain (loss)
   on investments .................................       1,136,063              192,755       10,456,961    3,844,079
                                                         ----------          -----------      -----------   ----------
  Net gain (loss) on investments ..................       1,125,866               77,939       11,008,675    4,279,443
                                                         ----------          -----------      -----------   ----------
    Increase (decrease) in Net Assets
     from Operations ..............................      $1,110,945          $    78,701      $11,807,561   $4,421,788
                                                         ==========          ===========      ===========   ==========

                                                     Fidelity Index
                                                      500 Division      Fidelity High Income Division
                                                    ---------------- ----------------------------------------
                                                       Period from                               Period from
                                                     May 2, 1996(a)          Year Ended         May 2,1996(a)
                                                           to               December 31,             to
                                                      December 31,   -------------------------  December 31,
                                                          1996            1998         1997         1996
                                                    ---------------- ------------- ----------- --------------
Investment Income:
  Dividend income .................................    $      --     $398,490      $248,474     $     --
  Distributions of realized gains .................           --      253,207        30,711           --
                                                       ---------     --------      --------     --------
                                                              --      651,697       279,185           --
Expenses:
  Mortality and expense risk charge ...............       18,598       35,359        45,794        9,027
                                                       ---------     --------      --------     --------
    Net Investment Income (loss) ..................      (18,598)     616,338       233,391       (9,027)
                                                       ---------     --------      --------     --------
Gain (loss) on investments:
  Net realized gain (loss) on investments .........       24,088       97,475        71,464       25,826
  Change in net unrealized gain (loss)
   on investments .................................      561,002     (784,352)      451,237      106,660
                                                       ---------     --------      --------     --------
  Net gain (loss) on investments ..................      585,090     (686,907)      522,701      132,486
                                                       ---------     --------      --------     --------
    Increase (decrease) in Net Assets
     from Operations ..............................    $ 566,492     $(70,569)     $756,092     $123,459
                                                       =========     ========      ========     ========


(a) Commencement of operations

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                        MFS Research         MFS Utilities
                                                          Division              Division
                                                    -------------------- ---------------------
                                                         Period from          Period from
                                                     January 8, 1998(a)   January 12, 1998(a)
                                                             to                    to
                                                        December 31,          December 31,
                                                            1998                  1998
                                                    -------------------- ---------------------
Investment Income:
  Dividend income .................................     $     3,768             $ 13,390
  Distributions of realized gains .................          49,416               60,878
                                                        -----------             --------
                                                             53,184               74,268
Expenses: .........................................
  Mortality and expense risk charge ...............          22,916               17,630
                                                        -----------             --------
    Net Investment Income .........................          30,268               56,638
                                                        -----------             --------
Gain (loss) on investments:
  Net realized gain (loss) on investments .........        (192,250)              38,000
  Change in net unrealized gain (loss)
   on investments .................................         335,616              272,742
                                                        -----------             --------
  Net gain (loss) on investments ..................         143,366              310,742
                                                        -----------             --------
    Increase in Net Assets
     from Operations ..............................     $   173,634             $367,380
                                                        ===========             ========

                                                         Oppenheimer
                                                       Strategic Bond
                                                          Division
                                                    --------------------
                                                         Period from            Oppenheimer Bond Division
                                                     January 12, 1998(a) --------------------------------------
                                                             to                  Year Ended December 31,
                                                        December 31,     --------------------------------------
                                                            1998             1998        1997         1996
                                                    -------------------- ----------- ----------- -------------
Investment Income:
  Dividend income .................................       $  5,696        $229,399    $754,014    $   635,318
  Distributions of realized gains .................          3,670         207,606      12,303         34,269
                                                          --------        --------    --------    -----------
                                                             9,366         437,005     766,317        669,587
Expenses: .........................................
  Mortality and expense risk charge ...............          8,104         145,903     114,725         97,066
                                                          --------        --------    --------    -----------
    Net Investment Income .........................          1,262         291,102     651,592        572,521
                                                          --------        --------    --------    -----------
Gain (loss) on investments:
  Net realized gain (loss) on investments .........         (2,048)        296,390      31,843         37,510
  Change in net unrealized gain (loss)
   on investments .................................         24,753         247,987     235,133       (364,875)
                                                          --------        --------    --------    -----------
  Net gain (loss) on investments ..................         22,705         544,377     266,976       (327,365)
                                                          --------        --------    --------    -----------
    Increase in Net Assets
     from Operations ..............................       $ 23,967        $835,479    $918,568    $   245,156
                                                          ========        ========    ========    ===========


(a) Commencement of operations

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A


                                                      Templeton International Division
                                                ---------------------------------------------
                                                           Year Ended December 31,
                                                ---------------------------------------------
                                                     1998            1997            1996
                                                -------------   -------------   -------------
Investment Income:
  Dividend income ...........................    $1,024,661      $  678,464      $  159,471
  Distributions of realized gains ...........     1,831,974         272,716          46,512
                                                 ----------      ----------      ----------
                                                  2,856,635         951,180         205,983
Expenses:
  Mortality and expense risk charge .........       429,430         301,799         143,239
                                                 ----------      ----------      ----------
    Net Investment Income ...................     2,427,205         649,381          62,744
                                                 ----------      ----------      ----------
Gain on investments:
  Net realized gain on investments ..........       776,195         828,887         267,958
  Change in net unrealized gain
   on investments ...........................       295,855       2,126,633       2,779,085
                                                 ----------      ----------      ----------
  Net gain on investments ...................     1,072,050       2,955,520       3,047,043
                                                 ----------      ----------      ----------
    Increase in Net Assets
     from Operations ........................    $3,499,255      $3,604,901      $3,109,787
                                                 ==========      ==========      ==========

See notes to consolidated financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT A


                                                        JPVF
                                                    International
                                                       Equity
                                                      Division               JPVF World Growth Stock Division
                                                -------------------- ------------------------------------------------
                                                     Period from
                                                 January 15, 1998(a)              Year Ended December 31,
                                                         to          ------------------------------------------------
                                                  December 31, 1998        1998            1997             1996
                                                -------------------- --------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .................      $   (2,162)      $   9,146,199    $ 14,768,141    $  6,877,182
 Net realized gain (loss) on investments ......          (1,410)          1,498,732       1,393,920         607,700
 Change in net unrealized gain (loss)
  on investments ..............................         550,363          (8,293,399)     (2,140,961)      7,289,718
                                                     ----------       -------------    ------------    ------------
Increase (decrease) in net assets from
  operations ..................................         546,791           2,351,532      14,021,100      14,774,600
Contractholder transactions--Note D:
 Transfers of net premiums ....................       1,201,519          19,624,937      20,387,148      21,940,124
 Transfers from/to General Account
  and within Separate Account, net ............       6,623,800         (12,458,969)     (4,647,630)     (3,897,681)
 Transfers of cost of insurance ...............        (238,990)         (7,802,232)     (7,901,778)     (7,361,182)
 Transfers on account of death ................         (12,068)           (329,223)       (143,565)       (317,872)
 Transfers on account of other
  terminations ................................          16,339          (2,164,208)     (2,830,872)     (2,897,126)
                                                     ----------       -------------    ------------    ------------
Net increase (decrease) in net assets
 derived from contractholder transactions .....       7,590,600          (3,129,695)      4,863,303       7,466,263
Net increase (decrease) in net assets .........       8,137,391            (778,163)     18,884,403      22,240,863
                                                     ----------       -------------    ------------    ------------
Balance at beginning of year ..................              --         117,976,710      99,092,307      76,851,444
                                                     ----------       -------------    ------------    ------------
Balance at end of year ........................      $8,137,391       $ 117,198,547    $117,976,710    $ 99,092,307
                                                     ==========       =============    ============    ============

                                                      JPVF Global Hard Assets Division
                                                --------------------------------------------
                                                           Year Ended December 31,
                                                --------------------------------------------
                                                     1998           1997           1996
                                                ------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .................  $   28,240    $     146,417   $  120,935
 Net realized gain (loss) on investments ......    (826,362)      (1,020,911)     236,329
 Change in net unrealized gain (loss)
  on investments ..............................     121,013       (2,862,423)    (329,690)
                                                 ----------    -------------   ----------
Increase (decrease) in net assets from
  operations ..................................    (677,109)      (3,736,917)      27,574
Contractholder transactions--Note D:
 Transfers of net premiums ....................   1,192,112        1,487,487    1,687,557
 Transfers from/to General Account
  and within Separate Account, net ............    (854,463)         594,080      202,817
 Transfers of cost of insurance ...............    (412,766)        (522,160)    (689,400)
 Transfers on account of death ................      (4,158)          (5,118)     (27,123)
 Transfers on account of other
  terminations ................................    (113,411)        (297,357)    (363,544)
                                                 ----------    -------------   ----------
Net increase (decrease) in net assets
 derived from contractholder transactions .....    (192,686)       1,256,932      810,307
Net increase (decrease) in net assets .........    (869,795)      (2,479,985)     837,881
                                                 ----------    -------------   ----------
Balance at beginning of year ..................   5,273,404        7,753,389    6,915,508
                                                 ----------    -------------   ----------
Balance at end of year ........................  $4,403,609    $   5,273,404   $7,753,389
                                                 ==========    =============   ==========

(a) Commencement of operations

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A


                                                         JPVF Emerging Growth Division
                                                -----------------------------------------------
                                                            Year Ended December 31,
                                                -----------------------------------------------
                                                      1998            1997            1996
                                                --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss) .................  $     12,062    $  2,014,106    $    660,254
 Net realized gain (loss) on
  investments .................................     1,477,889         528,900         349,647
 Change in net unrealized gain (loss)
  on investments ..............................    16,294,927       3,845,746       1,103,470
                                                 ------------    ------------    ------------
Increase in net assets from operations ........    17,784,878       6,388,752       2,113,371
Contractholder transactions--Note D:
 Transfers of net premiums ....................    15,940,085      12,081,437       7,560,238
 Transfers from/to General Account
  and within Separate Account, net ............       893,513       7,761,806      11,847,439
 Transfers of cost of insurance ...............    (4,518,851)     (3,150,610)     (1,670,564)
 Transfers on account of death ................       (55,398)        (29,914)        (14,856)
 Transfers on account of other
  terminations ................................      (634,670)       (617,379)       (364,506)
                                                 ------------    ------------    ------------
Net increase in net assets
 derived from contractholder transactions .....    11,624,679      16,045,340      17,357,751
Net increase in net assets ....................    29,409,557      22,434,092      19,471,122
                                                 ------------    ------------    ------------
Balance at beginning of year ..................    49,492,556      27,058,464       7,587,342
                                                 ------------    ------------    ------------
Balance at end of year ........................  $ 78,902,113    $ 49,492,556    $ 27,058,464
                                                 ============    ============    ============

                                                                                                        JPVF
                                                                                                       Growth
                                                          JPVF Capital Growth Division                Division
                                                ----------------------------------------------- --------------------
                                                                                                     Period from
                                                            Year Ended December 31,              January 20, 1999(a)
                                                -----------------------------------------------          to
                                                      1998             1997           1996        December 31, 1998
                                                ---------------- --------------- -------------- --------------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss) .................  $   8,235,378    $  4,615,187    $ 12,950,668       $   (6,809)
 Net realized gain (loss) on
  investments .................................      2,650,023         827,249         704,194          (46,655)
 Change in net unrealized gain (loss)
  on investments ..............................     38,211,343      19,770,192      (3,210,806)         231,287
                                                 -------------    ------------    ------------       ----------
Increase in net assets from operations ........     49,096,744      25,212,628      10,444,056          177,823
Contractholder transactions--Note D:
 Transfers of net premiums ....................     29,467,989      23,605,444      20,766,738          509,810
 Transfers from/to General Account
  and within Separate Account, net ............        358,425       2,703,509       5,662,187        1,036,375
 Transfers of cost of insurance ...............    (10,254,190)     (7,961,359)     (6,261,918)         (70,647)
 Transfers on account of death ................       (314,463)       (104,089)       (191,870)              --
 Transfers on account of other
  terminations ................................     (2,015,250)     (2,348,433)     (1,886,962)           2,676
                                                 -------------    ------------    ------------       ----------
Net increase in net assets
 derived from contractholder transactions .....     17,242,511      15,895,072      18,088,175        1,478,214
Net increase in net assets ....................     66,339,255      41,107,700      28,532,231        1,656,037
                                                 -------------    ------------    ------------       ----------
Balance at beginning of year ..................    123,775,570      82,667,870      54,135,639               --
                                                 -------------    ------------    ------------       ----------
Balance at end of year ........................  $ 190,114,825    $123,775,570    $ 82,667,870       $1,656,037
                                                 =============    ============    ============       ==========

(a) Commencement of operations.

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                          JPVF Small Company Division
                                                -------------------------------------------
                                                            Year Ended December 31,
                                                -------------------------------------------
                                                      1998           1997         1996
                                                ---------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .................  $  7,779,948    $ 7,341,576   $ 8,231,743
 Net realized gain on investments .............       939,643      1,112,075       821,643
 Change in net unrealized gain (loss)
  on investments ..............................   (20,294,880)     7,517,633      (390,637)
                                                 ------------    -----------   -----------
Increase (decrease) in net assets
 from operations ..............................   (11,575,289)    15,971,284     8,662,749
Contractholder transactions--Note D:
 Transfers of net premiums ....................    15,832,378     15,002,595    15,512,647
 Transfers from/to General Account
  and within Separate Account, net                 (1,321,696)    (3,643,068)     (999,798)
 Transfers of cost of insurance ...............    (6,129,383)    (5,977,445)   (5,382,924)
 Transfers on account of death ................      (182,629)      (138,279)     (363,028)
 Transfers on account of other
  terminations ................................    (1,303,312)    (2,043,613)   (1,916,226)
                                                 ------------    -----------   -----------
Net increase in net assets derived
 from contractholder transactions .............     6,895,358      3,200,190     6,850,671
Net increase (decrease) in net assets .........    (4,679,931)    19,171,474    15,513,420
                                                 ------------    -----------   -----------
Balance at beginning of year ..................    89,208,763     70,037,289    54,523,869
                                                 ------------    -----------   -----------
Balance at end of year ........................  $ 84,528,832    $89,208,763   $70,037,289
                                                 ============    ===========   ===========

                                                         JPVF Growth & Income Division              JPVF Balanced Division
                                                ----------------------------------------------- -------------------------------
                                                            Year Ended December 31,                 Year Ended December 31,
                                                ----------------------------------------------- -------------------------------
                                                     1998           1997            1996            1998            1997
                                                --------------  -------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .................  $   (31,231)   $ 8,670,341    $   943,501    $ 2,372,689    $ 3,781,936
 Net realized gain on investments .............      781,929        763,718        317,839        111,626        125,127
 Change in net unrealized gain (loss)
  on investments ..............................    4,120,409     (1,791,862)     2,500,125      1,976,202       (829,904)
                                                 -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
 from operations ..............................    4,871,107      7,642,197      3,761,465      4,460,517      3,077,159
Contractholder transactions--Note D:
 Transfers of net premiums ....................   10,756,077      8,132,090      6,240,133      5,092,290      4,506,381
 Transfers from/to General Account
  and within Separate Account, net                (1,037,359)     5,643,742      3,324,466        631,049       (154,536)
 Transfers of cost of insurance ...............   (3,696,570)    (2,745,042)    (1,850,081)    (1,897,240)    (1,580,912)
 Transfers on account of death ................      (92,605)       (45,431)       (46,114)      (107,286)       (32,682)
 Transfers on account of other
  terminations ................................     (591,078)      (658,736)      (368,235)      (477,084)      (480,806)
                                                 -----------    -----------    -----------    -----------    -----------
Net increase in net assets derived
 from contractholder transactions .............    5,338,465     10,326,623      7,300,169      3,241,729      2,257,445
Net increase (decrease) in net assets .........   10,209,572     17,868,820     11,061,634      7,702,246      5,334,604
                                                 -----------    -----------    -----------    -----------    -----------
Balance at beginning of year ..................   42,256,061     24,387,241     13,325,607     24,820,125     19,485,521
                                                 -----------    -----------    -----------    -----------    -----------
Balance at end of year ........................  $52,465,633    $42,256,061    $24,387,241    $32,522,371    $24,820,125
                                                 ===========    ===========    ===========    ===========    ===========

                                                 JPVF Balanced Division
                                                -----------------------
                                                Year Ended December 31,
                                                -----------------------
                                                        1996
                                                -----------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .................  $ 1,463,145
 Net realized gain on investments .............      151,391
 Change in net unrealized gain (loss)
  on investments ..............................      (17,988)
                                                 -----------
Increase (decrease) in net assets
 from operations ..............................    1,596,548
Contractholder transactions--Note D:
 Transfers of net premiums ....................    4,608,156
 Transfers from/to General Account
  and within Separate Account, net                  (283,623)
 Transfers of cost of insurance ...............   (1,498,155)
 Transfers on account of death ................      (37,978)
 Transfers on account of other
  terminations ................................     (460,839)
                                                 -----------
Net increase in net assets derived
 from contractholder transactions .............    2,327,561
Net increase (decrease) in net assets .........    3,924,109
                                                 -----------
Balance at beginning of year ..................   15,561,412
                                                 -----------
Balance at end of year ........................  $19,485,521
                                                 ===========



See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                     JPVF High Yield
                                                      Bond Division
                                                  --------------------
                                                       Period from                  Money Market Division
                                                   January 8, 1998(a)  -----------------------------------------------
                                                           to                      Year Ended December 31,
                                                      December 31,     -----------------------------------------------
                                                          1998               1998            1997            1996
                                                  -------------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ...................      $  264,218        $   396,249    $     334,792   $     311,045
 Net realized gain (loss) on investments ........         (77,480)            53,452           61,042          16,652
 Change in net unrealized gain on
  investments ...................................        (287,866)            20,157          (11,529)        (19,364)
                                                       ----------        -----------    -------------   -------------
Increase (decrease) in net assets from
 operations .....................................        (101,128)           469,858          384,305         308,333
Contractholder transactions--Note D:
 Transfers of net premiums ......................         599,541          4,544,085        4,688,133       4,466,621
 Transfers from/to General Account and
  within Separate Account, net ..................       4,764,419          2,798,249       (2,751,900)     (4,354,762)
 Transfers of cost of insurance .................        (255,751)          (915,629)        (782,134)       (741,454)
 Transfers on account of death ..................              --               (578)          (6,947)         (1,802)
 Transfers on account of other terminations .....         (23,575)          (302,128)        (592,016)       (464,487)
                                                       ----------        -----------    -------------   -------------
Net increase (decrease) in net assets derived
 from contractholder transactions ...............       5,084,634          6,123,999          555,136      (1,095,884)
Net increase (decrease) in net assets ...........       4,983,506          6,593,857          939,441        (787,551)
                                                       ----------        -----------    -------------   -------------
Balance at beginning of year ....................              --          8,950,596        8,011,155       8,798,706
                                                       ----------        -----------    -------------   -------------
Balance at end of year ..........................      $4,983,506        $15,544,453    $   8,950,596   $   8,011,155
                                                       ==========        ===========    =============   =============

                                                           Fidelity Contrafund Division
                                                  -----------------------------------------------
                                                                                    Period from
                                                             Year Ended            May 2, 1996(a)
                                                            December 31,                 to
                                                  -------------------------------   December 31,
                                                        1998            1997            1996
                                                  --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ...................  $    938,763    $     82,375     $  (13,294)
 Net realized gain (loss) on investments ........       381,646         143,362          3,889
 Change in net unrealized gain on
  investments ...................................     6,265,813       1,928,296        388,960
                                                   ------------    ------------     ----------
Increase (decrease) in net assets from
 operations .....................................     7,586,222       2,154,033        379,555
Contractholder transactions--Note D:
 Transfers of net premiums ......................     9,182,744       4,532,969        930,093
 Transfers from/to General Account and
  within Separate Account, net ..................     8,458,498       8,789,832      3,824,157
 Transfers of cost of insurance .................    (2,365,397)     (1,101,248)      (151,699)
 Transfers on account of death ..................       (42,331)         (1,382)            --
 Transfers on account of other terminations .....      (262,093)       (153,334)       (19,581)
                                                   ------------    ------------     ----------
Net increase (decrease) in net assets derived
 from contractholder transactions ...............    14,971,421      12,066,837      4,582,970
Net increase (decrease) in net assets ...........    22,557,643      14,220,870      4,962,525
                                                   ------------    ------------     ----------
Balance at beginning of year ....................    19,183,395       4,962,525             --
                                                   ------------    ------------     ----------
Balance at end of year ..........................  $ 41,741,038    $ 19,183,395     $4,962,525
                                                   ============    ============     ==========


(a) Commencement of operations.

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                         Fidelity           Fidelity VIP
                                                        VIP Growth          Equity Income
                                                         Division             Division         Fidelity Index 500 Division
                                                   -------------------- -------------------- -------------------------------
                                                        Period from            Period
                                                    January 8, 1998(a)   January 8, 1998(a)             Year Ended
                                                            to                   to                    December 31,
                                                       December 31,         December 31,     -------------------------------
                                                           1998                 1998               1998            1997
                                                   -------------------- -------------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ....................      $  (14,921)          $      762      $   798,886     $   142,345
 Net realized gain (loss) on investments .........         (10,197)            (114,816)         551,714         435,364
 Change in net unrealized gain on
  investments ....................................       1,136,063              192,755       10,456,961       3,844,079
                                                        ----------           ----------      -----------     -----------
Increase (decrease) in net assets from
 operations ......................................       1,110,945               78,701       11,807,561       4,421,788
Contractholder transactions--Note D:
 Transfers of net premiums .......................         925,584            1,459,008       14,424,002       5,355,400
 Transfers from/to General Account and
  within Separate Account, net ...................       5,643,806            2,814,317       22,523,380      13,090,735
 Transfers of cost of insurance ..................        (177,953)            (305,514)      (3,847,370)     (1,230,424)
 Transfers on account of death ...................              --                   --          (63,585)        (41,017)
 Transfers on account of other
  terminations ...................................         (35,344)              (1,001)        (380,850)       (149,305)
                                                        ----------           ----------      -----------     -----------
Net increase (decrease) in net assets
 derived from contractholder
 transactions ....................................       6,356,093            3,966,810       32,655,577      17,025,389
Net increase (decrease) in net assets ............       7,467,038            4,045,511       44,463,138      21,447,177
                                                        ----------           ----------      -----------     -----------
Balance at beginning of year .....................              --                   --       28,974,762       7,527,585
                                                        ----------           ----------      -----------     -----------
Balance at end of year ...........................      $7,467,038           $4,045,511      $73,437,900     $28,974,762
                                                        ==========           ==========      ===========     ===========

                                                    Fidelity Index
                                                     500 Division           Fidelity High Income Division
                                                   ---------------- -------------------------------------------
                                                      Period from                                   Period from
                                                    May 2, 1996(a)            Year Ended           May 2,1996(a)
                                                          to                 December 31,               to
                                                     December 31,   -----------------------------  December 31,
                                                         1996             1998           1997          1996
                                                   ---------------- --------------- ------------- --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ....................    $  (18,598)   $  616,338       $  233,391    $   (9,027)
 Net realized gain (loss) on investments .........        24,088        97,475           71,464        25,826
 Change in net unrealized gain on
  investments ....................................       561,002      (784,382)         451,237       106,660
                                                      ----------    ----------       ----------    ----------
Increase (decrease) in net assets from
 operations ......................................       566,492       (70,569)         756,092       123,459
Contractholder transactions--Note D:
 Transfers of net premiums .......................       887,336        82,028        1,344,308       312,854
 Transfers from/to General Account and
  within Separate Account, net ...................     6,216,629    (4,577,188)       3,119,835     2,471,242
 Transfers of cost of insurance ..................      (145,983)     (264,842)        (362,364)      (72,880)
 Transfers on account of death ...................                        (219)
 Transfers on account of other                                                           (3,474)
  terminations ...................................         3,111      (126,841)        (173,019)      (15,474)
                                                      ----------    ----------       ----------    ----------
Net increase (decrease) in net assets
 derived from contractholder
 transactions ....................................     6,961,093    (4,887,062)       3,925,286     2,695,742
Net increase (decrease) in net assets ............     7,527,585    (4,957,631)       4,681,378     2,819,201
                                                      ----------    ----------       ----------    ----------
Balance at beginning of year .....................            --     7,500,579        2,819,201            --
                                                      ----------    ----------       ----------    ----------
Balance at end of year ...........................    $7,527,585    $2,542,948       $7,500,579    $2,819,201
                                                      ==========    ==========       ==========    ==========


(a) Commencement of operations.

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                             MFS Research         MFS Utilities
                                                               Division              Division
                                                         -------------------- ---------------------
                                                              Period from          Period from
                                                          January 8, 1998(a)   January 12, 1998(a)
                                                                  to                    to
                                                             December 31,          December 31,
                                                                 1998                  1998
                                                         -------------------- ---------------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .................................      $   30,268           $   56,638
 Net realized gain (loss) on investments ...............        (192,250)              38,000
 Change in net unrealized gain on investments ..........         335,616              272,742
                                                              ----------           ----------
Increase in net assets from operations .................         173,634              367,380
Contractholder transactions--Note D:
 Transfers of net premiums .............................       1,035,071              730,856
 Transfers from/to General Account and within
  Separate Account, net ................................       3,239,091            3,166,986
 Transfers of cost of insurance ........................        (193,228)            (145,371)
 Transfers on account of death .........................         (12,135)                  --
 Transfers on account of other terminations ............             130               30,746
                                                              ----------           ----------
Net increase in net assets derived from contractholder
 transactions ..........................................       4,068,929            3,783,217
Net increase in net assets .............................       4,242,563            4,150,597
                                                              ----------           ----------
Balance at beginning of year ...........................              --                   --
                                                              ----------           ----------
Balance at end of year .................................      $4,242,563           $4,150,597
                                                              ==========           ==========

                                                              Oppenheimer
                                                            Strategic Bond
                                                               Division
                                                         --------------------
                                                              Period from                 Oppenheimer Bond Division
                                                          January 12, 1998(a) ------------------------------------------------
                                                                  to                       Year Ended December 31,
                                                             December 31,     ------------------------------------------------
                                                                 1998               1998            1997            1996
                                                         -------------------- --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .................................      $    1,262       $    291,102     $   651,592     $   572,521
 Net realized gain (loss) on investments ...............          (2,048)           296,390          31,843          37,510
 Change in net unrealized gain on investments ..........          24,753            247,987         235,133        (364,875)
                                                              ----------       ------------     -----------     -----------
Increase in net assets from operations .................          23,967            835,479         918,568         245,156
Contractholder transactions--Note D:
 Transfers of net premiums .............................         452,931          3,736,503       2,691,506       2,634,301
 Transfers from/to General Account and within
  Separate Account, net ................................       1,307,674            595,445        (394,592)        999,421
 Transfers of cost of insurance ........................         (74,702)        (1,076,884)       (918,928)       (909,361)
 Transfers on account of death .........................              --            (43,142)        (65,768)        (16,880)
 Transfers on account of other terminations ............          (6,002)          (227,487)       (384,107)       (438,849)
                                                              ----------       ------------     -----------     -----------
Net increase in net assets derived from contractholder
 transactions ..........................................       1,679,901          2,984,435         928,111       2,268,632
Net increase in net assets .............................       1,703,868          3,819,914       1,846,679       2,513,788
                                                              ----------       ------------     -----------     -----------
Balance at beginning of year ...........................              --         14,236,293      12,389,614       9,875,826
                                                              ----------       ------------     -----------     -----------
Balance at end of year .................................      $1,703,868       $ 18,056,207     $14,236,293     $12,389,614
                                                              ==========       ============     ===========     ===========


(a) Commencement of operations.

See notes to consolidated financial statements.

                             JPF SEPARATE ACCOUNT A

                                                                                      Templeton International Division
                                                                             ---------------------------------------------------
                                                                                           Year Ended December 31,
                                                                             ---------------------------------------------------
                                                                                   1998              1997              1996
                                                                             ---------------   ---------------   ---------------
INCREASE IN NET ASSETS ...................................................
Operations:
 Net investment income ...................................................    $  2,427,205      $    649,381      $     62,744
 Net realized gain on investments ........................................         776,195           828,887           267,958
Change in net unrealized gain on investments .............................         295,855         2,126,633         2,779,085
                                                                              ------------      ------------      ------------
Increase in net assets from operations ...................................       3,499,255         3,604,901         3,109,787
Contractholder transactions--Note D:
 Transfers of net premiums ...............................................      11,772,271         9,182,098         5,361,868
 Transfers from/to General Account and within Separate Account, net ......       2,942,895         7,333,435         8,214,110
 Transfers of cost of insurance ..........................................      (3,185,143)       (2,324,520)       (1,135,804)
 Transfers on account of death ...........................................         (31,916)          (64,977)           (9,512)
 Transfers on account of other terminations ..............................        (356,684)         (437,273)         (414,887)
                                                                              ------------      ------------      ------------
Net increase in net assets derived from contractholder transactions ......      11,141,423        13,688,763        12,015,775
Net increase in net assets ...............................................      14,640,678        17,293,664        15,125,562
                                                                              ------------      ------------      ------------
Balance at beginning of year .............................................      40,116,028        22,822,364         7,696,802
                                                                              ------------      ------------      ------------
Balance at end of year ...................................................    $ 54,756,706      $ 40,116,028      $ 22,822,364
                                                                              ============      ============      ============


(a) Commencement of operations.

See notes to consolidated financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998


NOTE A--ORGANIZATION OF ACCOUNT


JPF Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Life Insurance Company ("JP Financial") effective April 30, 1997. JP Financial Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial and its predecessor. As of December 31, 1998, the Separate Account is comprised of twenty-one investment divisions, eleven of which invest exclusively in the corresponding portfolios of the Jefferson Pilot Variable Fund, Inc. one of which invests in the Templeton International Fund, five of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies.


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.


Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble and Ensemble II. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6% and .9% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble and Ensemble II, respectively.

Use of Estimates: The accompanying financial statements of the Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


NOTE C--AFFILIATED COMPANY TRANSACTIONS


Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Service Corporation, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Securities Corporation, an affiliate of the Company, is the distributor.


NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.


The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998


NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Fund, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1998 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Fund owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1998.


                                                         Net Asset
                                                           Value
                                           Shares        Per Share
                                        -----------   ---------------
JPVF World Growth Stock Division         4,937,330     $  21.901634
JPVF Money Market Division               1,448,905        10.372865
JPVF Global Hard Assets Division           573,626         7.554854
JPVF Emerging Growth Division            3,404,180        23.044337
Templeton International Division         2,643,877        20.690000
JPVF International Equity Division         666,509        12.124627
JPVF Growth Division                       125,128        13.113809
JPVF High Yield Bond Division              493,205         9.487880
JPVF Small Company Division              4,747,654        16.210090
Oppenheimer Bond Division                1,410,532        12.320000
MFS Research Division                      221,190        19.050000
MFS Utilities Division                     208,963        19.820000
JPVF Growth & Income Division            2,718,548        19.118335
Oppenheimer Strategic Bond Division        320,844         5.120000
JPVF Capital Growth Division             6,476,885        27.895088
Fidelity VIP Growth Division               165,384        44.870000
Fidelity VIP Equity Income Division        157,116        25.420000
JPVF Balanced Division                   2,349,571        12.714488
Fidelity Contrafund Division             1,700,318        24.440000
Fidelity High Income Division              220,576        11.530000
Fidelity Index 500 Division                518,272       141.250000

                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998


NOTE F--CONTRACTHOLDER TRANSACTIONS

                                                                  Year Ended December 31,
                                  ---------------------------------------------------------------------------------------
                                              1998                         1997                         1996
                                  ----------------------------- -------------------------- ------------------------------
                                      Units         Amount         Units        Amount         Units          Amount
                                  ------------ ---------------- ----------- -------------- ------------- ----------------
JPVF World Growth Stock Division
 Issuance of units                   943,836     $ 39,051,743    1,011,924   $39,798,520     1,228,496     $ 39,291,612
 Redemptions of units              1,018,017       42,181,438      895,063    34,935,217       994,317       31,825,349
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase (decrease)             (74,181)    $ (3,129,695)     116,861   $ 4,863,303       234,179     $  7,466,263
                                   =========     ============    =========   ===========     =========     ============
JPVF Global Hard Assets Division
 Issuance of units                   437,515     $  3,764,642      589,273   $ 6,878,213       278,948     $  5,141,128
 Redemptions of units                450,418        3,957,328      475,559     5,621,281       234,636        4,330,821
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase (decrease)             (12,903)    $   (192,686)     113,714   $ 1,256,932        44,312     $    810,307
                                   =========     ============    =========   ===========     =========     ============
JPVF Emerging Growth Division
 Issuance of units                 2,202,083     $ 45,173,868    2,187,207   $37,160,174     1,835,746     $ 27,213,432
 Redemptions of units              1,639,619       33,549,189    1,257,679    21,114,834       663,900        9,855,681
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase                        562,464     $ 11,624,679      929,528   $16,045,340     1,171,846     $ 17,357,751
                                   =========     ============    =========   ===========     =========     ============
JPVF Capital Growth Division
 Issuance of units                 1,791,255     $ 66,165,409    1,727,504   $49,693,896     1,982,313     $ 47,005,977
 Redemptions of units              1,324,641       48,892,898    1,166,517    33,798,824     1,225,848       28,917,802
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase                        466,614     $ 17,272,511      560,987   $15,895,072       756,465     $ 18,088,175
                                   =========     ============    =========   ===========     =========     ============
JPVF Small Company Division
 Issuance of units                   916,453     $ 39,034,264      783,149   $32,220,885       938,273     $ 32,523,842
 Redemptions of units                747,736       32,138,906      707,768    29,020,695       746,233       25,673,171
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase                        168,717     $  6,895,358       75,381   $ 3,200,190       192,040     $  6,850,671
                                   =========     ============    =========   ===========     =========     ============
JPVF Growth & Income Division
 Issuance of units                 1,240,410     $ 32,593,480    1,110,245   $24,846,023     1,036,744     $ 17,720,412
 Redemptions of units              1,047,665       27,255,015      659,777    14,619,400       613,562       10,420,243
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase                        192,745     $  5,338,465      450,468   $10,226,623       423,182     $  7,300,169
                                   =========     ============    =========   ===========     =========     ============
JPVF Balanced Division
 Issuance of units                   622,617     $ 11,686,604      557,010   $ 9,238,539       804,427     $ 11,577,640
 Redemptions of units                449,737        8,444,875      423,594     6,981,094       645,411        9,250,079
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase                        172,880     $  3,241,729      133,416   $ 2,257,445       159,016     $  2,327,561
                                   =========     ============    =========   ===========     =========     ============
JPVF Money Market Division
 Issuance of units                 3,082,919     $ 52,304,400    2,230,904   $36,446,460     1,936,504     $ 30,547,227
 Redemptions of units              2,722,078       46,180,401    2,193,315    35,891,324     2,006,047       31,643,111
                                   ---------     ------------    ---------   -----------     ---------     ------------
 Net Increase (decrease)             360,841     $  6,123,999       37,589   $   555,136       (69,543)    $ (1,095,884)
                                   =========     ============    =========   ===========     =========     ============

                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998


NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)


                                              For the period
                                           January 15, 1998(a)
                                                 through
                                            December 31, 1998
                                      ------------------------------
                                           Units           Amount
                                      --------------   -------------
 JPVF International Equity Division
 Issuance of units                         806,326      $ 9,244,760
 Redemptions of units                      145,428        1,654,160
                                           -------      -----------
 Net Increase                              660,898      $ 7,590,600
                                           =======      ===========

                                               For the period
                                             January 20, 1998(a)
                                                         through
                                              December 31, 1998
                                      ---------------------------------
                                          Units           Amount
                                      -----------      -----------
JPVF Growth Division
 Issuance of units                         289,470      $ 3,260,004
 Redemptions of units                      162,322        1,781,790
                                           -------      -----------
 Net Increase                              127,148      $ 1,478,214
                                           =======      ===========

                                               For the period
                                             January 8, 1998(a)
                                                         through
                                              December 31, 1998
                                      ---------------------------------
                                          Units           Amount
                                      -----------      -----------
JPVF High Yield Bond Division
 Issuance of units                      1,187,107      $11,940,568
 Redemptions of units                     686,842        6,855,934
                                        ---------      -----------
 Net Increase                             500,265      $ 5,084,634
                                        =========      ===========


(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998


NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)


                                                     Year Ended December 31,
                                 ---------------------------------------------------------------
                                                                                                     For the period May 2,
                                                                                                            1996(a)
                                               1998                             1997               through December 31, 1996
                                 --------------------------------   ----------------------------   -------------------------
                                     Units            Amount           Units          Amount         Units         Amount
                                 -------------   ----------------   -----------   --------------   ---------   -------------
Fidelity Contrafund Division
 Issuance of units                 2,028,731       $ 31,008,560      1,533,238     $19,271,804      533,610     $5,507,181
 Redemptions of units              1,065,432         16,037,139        580,340       7,204,967       88,891        924,211
                                   ---------       ------------      ---------     -----------      -------     ----------
 Net Increase                        963,299       $ 14,971,421        952,898     $12,066,837      444,719     $4,582,970
                                   =========       ============      =========     ===========      =======     ==========
Fidelity Index 500 Division
 Issuance of units                 3,405,171       $ 57,232,632      2,094,648     $28,323,380      796,936     $8,418,545
 Redemptions of units              1,486,670         24,577,055        822,768      11,297,991      136,853      1,457,452
                                   ---------       ------------      ---------     -----------      -------     ----------
 Net Increase                      1,918,501       $ 32,655,577      1,271,880     $17,025,389      660,083     $6,961,093
                                   =========       ============      =========     ===========      =======     ==========
Fidelity High Income Division
 Issuance of units                    71,621       $    908,088        797,876     $ 9,316,213      460,340     $4,748,206
 Redemptions of units                455,698          5,795,150        462,054       5,390,927      198,287      2,052,464
                                   ---------       ------------      ---------     -----------      -------     ----------
 Net Increase (decrease)            (384,077)      $ (4,887,062)       335,822     $ 3,925,286      262,053     $2,695,742
                                   =========       ============      =========     ===========      =======     ==========

                                            For the period
                                          January 8, 1998(a)
                                                through
                                           December 31, 1998
                                       -------------------------
                                         Units         Amount
                                       ---------   -------------
Fidelity VIP Growth Division
 Issuance of units                     655,774      $ 7,806,648
 Redemptions of units                  122,386        1,450,555
                                       -------      -----------
 Net Increase                          533,388      $ 6,356,093
                                       =======      ===========
Fidelity VIP Equity Income Division
 Issuance of units                     982,482      $10,549,873
 Redemptions of units                  623,457        6,583,063
                                       -------      -----------
 Net Increase                          359,025      $ 3,966,810
                                       =======      ===========


(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998


NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                               For the period
                             January 8, 1998(a)
                                   through
                              December 31, 1998
                          -------------------------
                            Units         Amount
                          ---------   -------------
MFS Research Division
 Issuance of units        631,245      $7,154,159
 Redemptions of units     288,287       3,085,230
                          -------      ----------
 Net Increase             342,958      $4,068,929
                          =======      ==========

                               For the period
                             January 12, 1998(a)
                                   through
                              December 31, 1998
                          -------------------------
                            Units         Amount
                          ---------   -------------
MFS Utilities Division
 Issuance of units        667,553      $7,474,706
 Redemptions of units     324,319       3,691,489
                          -------      ----------
 Net Increase             343,234      $3,783,217
                          =======      ==========


                               Year Ended December 31,       Year Ended December 31,
                             ----------------------------   ------------------------- For the period May 2, 1996(a)
                                         1998                         1997              through December 31, 1996
                             ----------------------------   -------------------------   -------------------------
                                Units          Amount         Units         Amount        Units         Amount
                             -----------   --------------   ---------   -------------   ---------   -------------
Oppenheimer Bond Division
 Issuance of units            1,052,232     $22,601,035      396,342     $7,858,820     551,744       10,326,450
 Redemptions of units           913,765      19,616,600      350,970      6,930,709     429,283        8,057,818
                              ---------     -----------      -------     ----------     -------       ----------
 Net Increase                   138,467     $ 2,984,435       45,372     $  928,111     122,461      $ 2,268,632
                              =========     ===========      =======     ==========     =======      ===========


                                            For the period
                                          January 12, 1998(a)
                                                through
                                           December 31, 1998
                                       -------------------------
                                         Units         Amount
                                       ---------   -------------
Oppenheimer Strategic Bond Division
 Issuance of units                     374,307      $3,726,685
 Redemptions of units                  204,970       2,046,784
                                       -------      ----------
 Net Increase                          169,337      $1,679,901
                                       =======      ==========


(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1998

NOTE G--YEAR 2000 ASSESSMENT (UNAUDITED)

The Company recognizes the need to ensure that its operations will not be adversely impacted by the Year 2000 systems failures. Year 2000 issues arise because some computer software and hardware (systems) were designed to handle only a two digit year, not a four digit year. By using two digits, they could fail or make miscalculations due to the inability to distinguish between dates in the 1900's and in the 2000's.

In order to minimize the impact of the year 2000 on the Company, Jefferson-Pilot Corporation developed a centralized oversight and project management process to facilitate the planning and conversion of all information systems on behalf of the Company and its affiliates. The scope of the project includes an assessment of the Company's material systems currently in place, modification, testing and implementation of such systems as required, inquiry to third-party providers with whom the Company has material business relationships as to the state of their readiness, and the development of a contingency plan in the event that material Year 2000 issues arise.

The target for completing all phases is September 30, 1999. The Company has completed its assessment and modification phases of its plan and is actively testing its systems and communicating with its business partners to assess these companies' readiness. Although management does not anticipate a material effect on its business operation as a result of the Year 2000 computer systems issues, the Company is in the process of developing a contingency plan in the event that material Year 2000 issues arise in the Company or third-party computer systems.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKINGS REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

    The cover sheet.
    The Prospectus consisting of 78 pages.
    The undertaking to file reports.
    The undertaking pursuant to Rule 484(b) (1) under the Securities
    Act of 1933.
    The Representations Regarding Fees and Charges.
    The signatures.
    Written consents of the following persons:

Ernst & Young LLP, contained in Exhibit 7 below.

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified copy of Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 (in lieu of indenture or trust creating unit investment trust) (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to
     Exhibit 1(c)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c) (iv) of Post-Effective Amendment No. 12 to the Registration Statement on Form 2-6 dated April 17, 1996).

         (v) Schedule of Commissions. (Incorporated by reference to Exhibit 1(c)(v) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (d) Not applicable

     (e) Specimen Policy with form of riders. 1,2,3,6,7. (Incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (f) (i) Amended and Restated Charter (with all amendments) of Chubb Life Insurance Company of America. (Incorporated by Reference to Exhibit 1(f)
     (i) of Post-Effective Amendment No. 2 on

     Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830).

         (ii) By-Laws of Chubb Life Insurance Company of America. (Incorporated by Reference to Exibit 1(f) (ii) of Post-Effective Amendment No. 2 on Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33- 72830).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to
     Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

         (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 of Form N-1A of Chubb America

     Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 of Form N-1A of Chubb America Fund, Inc., filed on February 28, 1992, Registration No. 2-94479).

         (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

         (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to
     Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 of Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 of Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc., filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.

     (j) Application.

2.   Specimen Policy. (Same as 1(e)).

3. Opinion of counsel. (Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

4.   Not Applicable.

5.   Not Applicable.

6. Actuarial opinion and consent of Richard Dielensnyder, FSA, MAAA. (Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 15 to the Registration Statement on Form S-6 dated December 18, 1997.)

7.   Consent of Ernst & Young LLP.

8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T) (b) (12) (iii) under the 1940 Act. (Incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997).

9.   Specimen Notice of Right of Withdrawal, pursuant to Rule 6e3 (T) (b) (13)
     (viii). (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 17, 1996).

10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3 (T) (b) (13) (iii) (F). (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

11.  (a) Not Applicable.
     (b) Not Applicable.

12. (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

13. (Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

14.  Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 17 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 20th day of April, 1999.


(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     AMERICA (Depositor)


                                     By:  /s/ Charles C. Cornelio
                                     -------------------------------------------
                                              Charles C. Cornelio


                                     Title: Executive Vice President,
                                     -------------------------------------------

ATTEST:


/s/ Ronald Angarella
-------------------------------
Ronald Angarella
Senior Vice President

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 17 to the Registration Statement and has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 20th day of April, 1999.


[SEAL APPEARS HERE]                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                            Title                    Date

/s/ Dennis R. Glass
-----------------------------------   Director             April 20, 1999
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             April 20, 1999
    Kenneth C. Mlekush

/s/ David A. Stonecipher
-----------------------------------   Director             April 20, 1999
    David A. Stonecipher

/s/ E. Jay Yelton
-----------------------------------   Director             April 20, 1999
    E. Jay Yelton

                                  EXHBIT INDEX

7. Consent of Ernst & Young LLP
   Independent Auditors ..........................................